UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

__________________________________________

SCHEDULE 14A

__________________________________________

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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Filed by a Party other than the Registrant	☐

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☐	Preliminary Proxy Statement
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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

INTEGRATED RAIL AND RESOURCES ACQUISITION CORP.
(Name of Registrant as Specified In Its Charter)

_________________________________________________________________
(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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☐	Fee paid previously with preliminary materials.
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INTEGRATED RAIL AND RESOURCES ACQUISITION CORP.

400 W. Morse Boulevard, Suite 220
Winter Park, FL 32789

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON SEPTEMBER 15, 2025

To the Stockholders of Integrated Rail and Resources Acquisition Corp.:

NOTICE IS HEREBY GIVEN that a special meeting (the “Special Meeting”) of Integrated Rail and Resources Acquisition Corp., a Delaware corporation (“we”, “us”, “our” or the “Company”), will be held virtually on September 15, 2025, at 10:00 a.m. Eastern Time, via live webcast at the following address https://meetings.lumiconnect.com/200-778-366-113 (password: irrx2025). You will need the 16-digit meeting control number that is printed on your proxy card to enter and vote at the Special Meeting. The Company recommends that you log in at least 15 minutes before the Special Meeting to ensure you are logged in when the Special Meeting starts. Please note that you will not be able to attend the Special Meeting in person.

Even if you are planning to attend the Special Meeting online, we strongly urge you to submit your proxy vote online, by visiting www.voteproxy.com and following the on-screen instructions, or, if you received a printed proxy card in the mail, by completing, dating, signing and returning the enclosed proxy card in the postage-paid envelope provided, so your shares will be represented at the Special Meeting. Instructions on voting your shares are on the proxy materials you received for the Special Meeting.

The accompanying proxy statement (the “Proxy Statement”) is dated September 5, 2025, and is first being mailed to stockholders of the Company on or about September 9, 2025. You are cordially invited to attend the Special Meeting for the following purposes:

•        Proposal No. 1 — The Extension Amendment Proposal — to consider and vote upon a proposal to amend the Company’s amended and restated certificate of incorporation, as amended (the “Charter”) pursuant to an eighth amendment to the Charter in the form set forth in Annex A to the accompanying Proxy Statement (the “Extension Amendment,” and such proposal, the “Extension Amendment Proposal”) to extend the date (the “Extension”) by which the Company must (1) effectuate a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or other similar business combination with one or more businesses (an “Initial Business Combination”), (2) cease its operations except for the purpose of winding up if it fails to complete such Initial Business Combination, and (3) redeem 100% of the Company’s Class A common stock, par value $0.0001 per share (the “Class A Common Stock”), included as part of the units sold in the Company’s initial public offering that was consummated on November 16, 2021 (the “IPO”), from September 15, 2025 (the “Termination Date”) to December 31, 2025 by depositing (or causing to be deposited) into the Trust Account (defined below) $1.00 for such extension (the “Extension Payment”) on or prior to September 15, 2025; and

•        Proposal No. 2 — The Adjournment Proposal — to consider and vote upon a proposal to adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, there are not sufficient votes to approve one or more proposals presented to the stockholders for vote (such proposal, the “Adjournment Proposal”).

Only holders of record of Class A Common Stock, at the close of business on August 26, 2025, are entitled to notice of the Special Meeting and to vote at the Special Meeting and any adjournments or postponements of the Special Meeting. A complete list of our stockholders of record entitled to vote at the Special Meeting will be available for ten days before the Special Meeting at our principal executive offices for inspection by stockholders during ordinary business hours for any purpose germane to the Special Meeting.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE EXTENSION AMENDMENT PROPOSAL AND, IF PRESENTED, “FOR” THE ADJOURNMENT PROPOSAL.

As previously disclosed, on August 12, 2024, the Company entered into an Agreement and Plan of Merger (the “Merger Agreement”) by and among (i) the Company, (ii) Uinta Integrated Infrastructure Inc., a Delaware corporation (“Holdings”), (iii) Uinta Integrated Infrastructure Holdings, Inc., a Delaware corporation and wholly owned subsidiary of Holdings (“Lower Holdings”), (iv) RR Integration Merger Co., a Delaware corporation and wholly owned subsidiary of Holdings (“SPAC Merger Sub”), (v) RRG Merger LLC, a Delaware limited liability company and wholly owned subsidiary of Lower Holdings (“Tar Sands Merger Sub,” and together with SPAC Merger Sub, the “Merger Subs”); the Merger Subs, SPAC, Lower Holdings and Holdings are collectively referred to herein as the “SPAC Parties”), (vi) Tar Sands Holdings II, LLC, a Utah limited liability company (the “Tar Sands”), and (vii) Endeavor Capital Group, LLC (the “Tar Sands Member Representative”). Pursuant to the Merger Agreement, subject to the satisfaction or waiver of certain conditions set forth therein, (1) SPAC Merger Sub will merge with and into the Company, with the Company continuing as the surviving entity and a wholly owned subsidiary of Holdings (the “SPAC Merger”) and with the security holders of the Company receiving substantially equivalent securities of Holdings and (2) Tar Sands Merger Sub will merge with and into Tar Sands, with Tar Sands continuing as the surviving entity and a wholly owned subsidiary of Lower Holdings (the “Tar Sands Merger,” and together with the SPAC Merger, the “Mergers”) and with the members of Tar Sands receiving cash (the transactions contemplated by the Merger Agreement, including, but not limited to the Mergers, the “Tar Sands Business Combination”). The Board unanimously approved the Merger Agreement and the Mergers and resolved to recommend the approval and adoption of the Merger Agreement and the Tar Sands Business Combination by the stockholders of the Company. Pursuant to the Merger Agreement, and upon the closing of the transactions contemplated therein, among other things, Holdings will become the publicly traded holding company for Tar Sands and the Company.

The purpose of the Extension Amendment is to allow us more time to complete the Tar Sands Business Combination, or otherwise complete an Initial Business Combination. The Charter originally provided that we had until November 15, 2022 to complete an Initial Business Combination. On February 8, 2023, we held a special meeting of our stockholders, and on February 10, 2023, we filed a Current Report on Form 8-K with the United States Securities and Exchange Commission (“SEC”) announcing that our stockholders had approved an extension of the date by which we are required to complete an Initial Business Combination for an additional period of one month from February 15, 2023 to March 15, 2023, and to allow us to further extend such period on a monthly basis up to August 15, 2023, pursuant to the terms of our amended and restated certificate of incorporation, dated as of November 11, 2021. On August 8, 2023, we held an annual meeting of our stockholders, and on August 11, 2023, we filed a Current Report on Form 8-K with the SEC announcing that our stockholders had approved a further extension of the date by which we are required to complete an Initial Business Combination for an additional period of one month, from August 15, 2023 to September 15, 2023, and to allow us to further extend such period on a monthly basis up to February 15, 2024, pursuant to the terms of our Charter. On February 8, 2024, we held an annual meeting of our stockholders, and on February 14, 2024, we filed a Current Report on Form 8-K with the SEC announcing that our stockholders had approved a further extension of the date by which we are required to complete an Initial Business Combination for an additional period of one month, from February 15, 2024 to March 15, 2024, and to allow us to further extend such period on a monthly basis up to November 15, 2024 pursuant to the terms of our Charter. On November 12, 2024, we held a special meeting of our stockholders, and on November 13, 2024, we filed a Current Report on Form 8-K with the SEC announcing that our stockholders had approved a further extension of the date by which we are required to complete an Initial Business Combination for an additional period of one month, from November 15, 2024 to December 15, 2024, and to allow us to further extend such period on a monthly basis up to May 15, 2025 pursuant to the terms of our Charter. On May 13, 2025, we held a special meeting of our stockholders, and on May 19, 2025, we filed a Current Report on Form 8-K with the SEC announcing that our stockholders had approved a further extension of the date by which we are required to complete an Initial Business Combination for an additional period of one month, from May 15, 2025 to June 15, 2025, and to allow us to further extend such period on a monthly basis up to July 15, 2025 pursuant to the terms of our Charter. On July 15, 2025, we held a special meeting of our stockholders, and on July 15, 2025, we filed a Current Report on Form 8-K with the SEC announcing that our stockholders had approved a further extension of the date by which we are required to complete an Initial Business Combination for an additional period of one month, from July 15, 2025 to August 15, 2025, and to allow us to further extend such period on a monthly basis up to September 15, 2025 pursuant to the terms of our Charter. The purpose of these extensions was to extend the time for us to consummate an Initial Business Combination. As of the date of the accompanying Proxy Statement, we have extended the time by which to complete an Initial Business Combination until September 15, 2025.

While we are using our best efforts to complete the Tar Sands Business Combination as soon as practicable, our Board believes that there is not sufficient time to complete the Tar Sands Business Combination before the Termination Date. Accordingly, the Board believes that in order to be able to consummate the Tar Sands Business Combination, we will need to implement one or more Extensions. Without such Extensions, the Board believes that there is significant risk that we will not, despite our best efforts, be able to complete the Tar Sands Business Combination on or before the Termination Date. If that were to occur, we would be precluded from completing the Tar Sands Business Combination and would be forced to liquidate even if our stockholders are otherwise in favor of consummating the Tar Sands Business Combination. If we liquidate, our warrants will expire worthless and our investors would lose the investment opportunity associated with an investment in the combined company, including through any potential price appreciation of our securities.

If the Extension Amendment is approved and implemented, subject to satisfaction of the conditions to closing in the Merger Agreement (including, without limitation, receipt of stockholder approval of the Tar Sands Business Combination), we intend to complete the Tar Sands Business Combination as soon as possible and in any event on or before the latest Deadline Date, December 31, 2025.

The purpose of the Adjournment Proposal, if presented, is to allow the Company to adjourn the Special Meeting to a later date or dates if we determine that additional time is necessary to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Extension Amendment Proposal.

Pursuant to our Charter, we are providing the holders of shares of Class A Common Stock originally sold as part of the units issued in our IPO (such holders, the “Public Stockholders”) with the opportunity to redeem, in connection with the Extension Amendment Proposal, their Class A Common Stock for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account established by the Company and Equiniti Trust Company, LLC (f/k/a American Stock Transfer & Trust Company, LLC) to hold the proceeds of the IPO and a portion of the proceeds of the sale of the private placement warrants, including interest not previously released to the Company to pay its taxes (the “Trust Account”), divided by the number of then outstanding Public Shares (as defined in the accompanying Proxy Statement) (and which election we refer to as the “Election”). Public Stockholders may elect to redeem their shares whether or not they are holders as of August 26, 2025 (the “Record Date”) and whether or not they vote “FOR” the Extension Amendment Proposal. Public Stockholders who do not elect to redeem their shares would be entitled to have their shares redeemed for cash if we have not completed an Initial Business Combination by the Deadline Date. Notwithstanding the foregoing redemption rights, a Public Stockholder, together with any of his, her or its affiliates or any other person with whom he, she or it is acting in concert or as a “group” (as defined under Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), will be restricted from redeeming in the aggregate his, her or its shares or, if part of such a group, the group’s shares, in excess of 20% of the outstanding shares of Class A Common Stock sold in the IPO. Holders of the Company’s outstanding warrants sold in the IPO, which are exercisable for shares of Class A Common Stock under certain circumstances, do not have redemption rights in connection with the Extension Amendment Proposal. Our Sponsor, officers and directors have agreed to waive their redemption rights in connection with the consummation of the Extension Amendment Proposal with respect to any shares of Class A Common Stock they hold and any Public Shares they may have acquired during or after the IPO. The Sponsor’s shares of Class A Common Stock will be excluded from the pro rata calculation used to determine the per share redemption price. Currently, our Sponsor, officers and directors own approximately 73.32% of our issued and outstanding shares of common stock, and the anchor investors beneficially own an aggregate of an additional approximately 26.23% of the outstanding common stock (excluding any Public Shares that are held by the anchor investors).

If the Extension Amendment Proposal is approved, the Company will (i) remove from the Trust Account an amount (the “Withdrawal Amount”) equal to the pro rata portion of funds available in the Trust Account relating to the redeemed Public Shares and (ii) deliver to the holders of such redeemed Public Shares their pro rata portion of the Withdrawal Amount. The remainder of such funds shall remain in the Trust Account and be available for use by the Company to complete an Initial Business Combination on or before the Deadline Date. Holders of Public Shares who do not redeem their Public Shares now will retain their redemption rights and their ability to vote on an Initial Business Combination through the Deadline Date if the Extension Amendment Proposal is approved and the Extension is implemented.

Additionally, if the Extension Amendment Proposal is approved, the Company or the Sponsor (or one or more of the Sponsor’s affiliates, members or third-party designees) (the “Lender”) may deposit into the Trust Account $1.00 on or prior to September 15, 2025 for the extension from September 15, 2025 to December 31, 2025, in exchange for a non-interest bearing, unsecured promissory note issued by the Company to the Lender. If the Company completes an Initial Business Combination, it will be obligated to repay the amounts loaned under the promissory note. If the Company does not complete an Initial Business Combination by the Deadline Date, such promissory note will be repaid only from funds held outside of the Trust Account or will be forfeited, eliminated or otherwise forgiven.

In addition, regardless of whether Public Stockholders vote “FOR” or “AGAINST” the Extension Amendment Proposal, or do not vote, or do not instruct their broker or bank how to vote, at the Special Meeting, if the Extension is implemented and a Public Stockholder does not elect to redeem their shares, they will retain the right to vote on any proposed Initial Business Combination in the future and the right to redeem their Public Shares then held by them for cash equal to their pro rata share of the aggregate amount on deposit in the Trust Account as of two business days prior to the consummation of an Initial Business Combination.

On June 30, 2025, the Company held a special meeting of stockholders pursuant to which the stockholders of record of the Company approved the Merger Agreement including the Tar Sands Business Combination and transactions contemplated thereby, among other related proposals. Thus, you are not being asked to vote on a Tar Sands Business Combination at this time. If the Extension is implemented and you do not elect to redeem all your Class A Common Stock, you will retain the right to vote on any future business combination that is proposed to the stockholders of the Company at a future date, in the event the currently approved Tar Sands Business Combination is not consummated, when and if it is submitted to stockholders (provided that you are a stockholder on the applicable record date) and the right to redeem your remaining shares of Class A Common Stock for cash in the event another business combination is approved and completed or in the event we have not consummated any business combination by the Deadline Date, as extended. There is no guarantee that we will be able to complete a business combination before the Deadline Date, as extended.

Approval of the Extension Amendment Proposal is a condition to the implementation of the Extension. If the Extension Amendment Proposal is approved by the requisite vote of stockholders, holders of Public Shares that do not make the Election will retain the opportunity to have their Public Shares redeemed in conjunction with the consummation of the Tar Sands Business Combination, subject to any limitations set forth in our Charter. In addition, Public Stockholders who do not make the Election would be entitled to have their Public Shares redeemed for cash if the Company has not completed an Initial Business Combination by the Deadline Date.

Our Sponsor, and our officers and directors are not entitled to redeem their Class A Common Stock and have agreed to waive their redemption rights with respect to any Public Shares held by them in connection with a stockholder vote to approve an amendment to our Charter.

If the Extension Amendment Proposal is not approved and we do not consummate our Initial Business Combination by September 15, 2025, in accordance with our Charter, we will: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the shares of Class A Common Stock in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay its taxes (less up to $100,000 of such net interest to pay dissolution expenses) by (B) the total number of then outstanding Public Shares, which redemption will completely extinguish rights of the Public Stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the Delaware General Corporate Law (“DGCL”) to provide for claims of creditors and other requirements of applicable law.

While we may utilize funds from the Trust Account to pay any potential income or franchise taxes, we will not utilize any funds from the Trust Account to pay any potential excise taxes that may become due upon a redemption of our Class A Common Stock, including in connection with a liquidation of the Company if we do not effect an Initial Business Combination prior to the Deadline Date. To the extent there are insufficient funds in our working capital to fund the payment of any potential excise taxes that may become due upon a redemption of Public Shares in connection with a liquidation of the Company if we do not effect an Initial Business Combination prior to the Deadline Date, our Sponsor has agreed to contribute to us (which may be by working capital loan) funds necessary to make any such potential excise tax payment without using proceeds (including interest income) from the Trust Account.

Under the DGCL, stockholders may be held liable for claims by third parties against a corporation to the extent of distributions received by them in a dissolution. If the Company complies with certain procedures set forth in Section 280 of the DGCL intended to ensure that it makes reasonable provision for all claims against it, including a 60-day notice period during which any third-party claims can be brought against the Company, a 90-day period during which the Company may reject any claims brought, and an additional 150-day waiting period before any liquidating distributions are made to stockholders, any liability of stockholders with respect to a liquidating distribution is limited to the lesser of such stockholder’s pro rata share of the claim or the amount distributed to the stockholder, and any liability of the stockholder would be barred after the third anniversary of the dissolution.

The approval of the Extension Amendment Proposal requires the affirmative vote of holders of at least 65% of the issued and outstanding shares of common stock on the Record Date. The approval of the Extension Amendment Proposal is essential to the implementation of our Board’s plan to extend the date by which we must consummate the Tar Sands Business Combination. Approval of the Adjournment Proposal requires the affirmative vote of the majority of the votes cast by stockholders present in person (including virtually) or represented by proxy (including virtually) at the Special Meeting.

On June 30, 2025, the Company held a special meeting of stockholders pursuant to which the stockholders of record of the Company approved the Merger Agreement including the Tar Sands Business Combination and transactions contemplated thereby, among other related proposals. Thus, you are not being asked to vote on a Tar Sands Business Combination at this time. If the Extension is implemented and you do not elect to redeem all your Class A Common Stock, you will retain the right to vote on any future business combination that is proposed to the stockholders of the Company at a future date, in the event the currently approved Tar Sands Business Combination is not consummated, when and if it is submitted to stockholders (provided that you are a stockholder on the applicable record date) and the right to redeem your remaining shares of Class A Common Stock for cash in the event another business combination is approved and completed or in the event we have not consummated any business combination by the Deadline Date, as extended. There is no guarantee that we will be able to complete a business combination before the Deadline Date, as extended.

The Board has unanimously determined that the Extension Amendment Proposal and the Adjournment Proposal are advisable and recommends that you vote “FOR” the Extension Amendment Proposal and “FOR” the Adjournment Proposal.

Your attention is directed to the Proxy Statement accompanying this notice for a more complete description of each of our proposals, and we encourage you to read the Proxy Statement carefully. If you have any questions or need assistance voting your shares, please call our proxy solicitor, Laurel Hill Advisory Group, at (855) 414-2266; banks and brokers can call at (516) 933-3100.

By Order of the Board of Directors
September 5, 2025
/s/ Mark A. Michel
Mark A. Michel
Chief Executive Officer

Your vote is important. If you are a stockholder of record, please sign, date, and return your proxy card as soon as possible to make sure that your shares are represented at the Special Meeting. If you are a stockholder of record, you may also cast your vote online by visiting www.voteproxy.com and following the on-screen instructions to vote, or you may vote online at the Special Meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote online at the Special Meeting by obtaining a proxy from your brokerage firm or bank. Your failure to vote or instruct your broker or bank how to vote will have the same effect as voting “AGAINST” the Extension Amendment Proposal and an abstention will have the same effect as voting “AGAINST” the Extension Amendment Proposal.

INTEGRATED RAIL AND RESOURCES ACQUISITION CORP.

400 W. Morse Boulevard, Suite 220
Winter Park, FL 32789

SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON SEPTEMBER 15, 2025
PROXY STATEMENT

The special meeting (the “Special Meeting”) of Integrated Rail and Resources Acquisition Corp. (“we”, “us”, “our” or the “Company”) will be held virtually on September 15, 2025, at 10:00 a.m., Eastern Time via live webcast at https://meetings.lumiconnect.com/200-778-366-113 (password: irrx2025). This proxy statement (this “Proxy Statement”) is dated September 5, 2025, and is first being mailed to stockholders of the Company on or about September 9, 2025. The Special Meeting will be held for the sole purpose of considering and voting upon the following proposals:

•        Proposal No. 1 — The Extension Amendment Proposal — to consider and vote upon a proposal to amend the Company’s amended and restated certificate of incorporation, as amended (the “Charter”) pursuant to an eighth amendment to the Charter in the form set forth in Annex A to the accompanying Proxy Statement (the “Extension Amendment,” and such proposal, the “Extension Amendment Proposal”) to extend the date (the “Extension”) by which the Company must (1) effectuate a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or other similar business combination with one or more businesses (an “Initial Business Combination”), (2) cease its operations except for the purpose of winding up if it fails to complete such Initial Business Combination, and (3) redeem 100% of the Company’s Class A common stock, par value $0.0001 per share (the “Class A Common Stock”), included as part of the units sold in the Company’s initial public offering that was consummated on November 16, 2021 (the “IPO”), from September 15, 2025 (the “Termination Date”) to December 31, 2025, by depositing (or causing to be deposited) into the Trust Account (defined below) $1.00 for such extension (the “Extension Payment”) on or prior to September 15, 2025; and

•        Proposal No. 2 — The Adjournment Proposal — to consider and vote upon a proposal to adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, there are not sufficient votes to approve one or more proposals presented to the stockholders for vote (such proposal, the “Adjournment Proposal”).

The Extension Amendment Proposal and the Adjournment Proposal are more fully described herein.

As previously disclosed, on August 12, 2024, the Company entered into an Agreement and Plan of Merger (the “Merger Agreement”) by and among (i) the Company, (ii) Uinta Integrated Infrastructure Inc., a Delaware corporation (“Holdings”), (iii) Uinta Integrated Infrastructure Holdings, Inc., a Delaware corporation and wholly owned subsidiary of Holdings (“Lower Holdings”), (iv) RR Integration Merger Co., a Delaware corporation and wholly owned subsidiary of Holdings (“SPAC Merger Sub”), (v) RRG Merger LLC, a Delaware limited liability company and wholly owned subsidiary of Lower Holdings (“Tar Sands Merger Sub,” and together with SPAC Merger Sub, the “Merger Subs”); the Merger Subs, SPAC, Lower Holdings and Holdings are collectively referred to herein as the “SPAC Parties”), (vi) Tar Sands Holdings II, LLC, a Utah limited liability company (the “Tar Sands”), and (vii) Endeavor Capital Group, LLC (the “Tar Sands Member Representative”). Pursuant to the Merger Agreement, subject to the satisfaction or waiver of certain conditions set forth therein, (1) SPAC Merger Sub will merge with and into the Company, with the Company continuing as the surviving entity and a wholly owned subsidiary of Holdings (the “SPAC Merger”) and with the security holders of the Company receiving substantially equivalent securities of Holdings and (2) Tar Sands Merger Sub will merge with and into Tar Sands, with Tar Sands continuing as the surviving entity and a wholly owned subsidiary of Lower Holdings (the “Tar Sands Merger,” and together with the SPAC Merger, the “Mergers”) and with the members of Tar Sands receiving cash (the transactions contemplated by the Merger Agreement, including, but not limited to the Mergers, the “Tar Sands Business Combination”). The Board unanimously approved the Merger Agreement and the Mergers and resolved to recommend the approval and adoption of the Merger Agreement and the

Tar Sands Business Combination by the stockholders of the Company. Pursuant to the Merger Agreement, and upon the closing of the transactions contemplated therein, among other things, Holdings will become the publicly traded holding company for Tar Sands and the Company.

The purpose of the Extension Amendment is to allow us more time to complete the Tar Sands Business Combination, or otherwise complete an Initial Business Combination. The Charter originally provided that we had until November 15, 2022 to complete an Initial Business Combination. On February 8, 2023, we held a special meeting of our stockholders, and on February 10, 2023, we filed a Current Report on Form 8-K with the United States Securities and Exchange Commission (“SEC”) announcing that our stockholders had approved an extension of the date by which we are required to complete an Initial Business Combination for an additional period of one month from February 15, 2023 to March 15, 2023, and to allow us to further extend such period on a monthly basis up to August 15, 2023, pursuant to the terms of our amended and restated certificate of incorporation, dated as of November 11, 2021. On August 8, 2023, we held an annual meeting of our stockholders, and on August 11, 2023, we filed a Current Report on Form 8-K with the SEC announcing that our stockholders had approved a further extension of the date by which we are required to complete an Initial Business Combination for an additional period of one month, from August 15, 2023 to September 15, 2023, and to allow us to further extend such period on a monthly basis up to February 15, 2024, pursuant to the terms of our Charter. On February 8, 2024, we held an annual meeting of our stockholders, and on February 14, 2024, we filed a Current Report on Form 8-K with the SEC announcing that our stockholders had approved a further extension of the date by which we are required to complete an Initial Business Combination for an additional period of one month, from February 15, 2024 to March 15, 2024, and to allow us to further extend such period on a monthly basis up to November 15, 2024 pursuant to the terms of our Charter. On November 12, 2024, we held a special meeting of our stockholders, and on November 13, 2024, we filed a Current Report on Form 8-K with the SEC announcing that our stockholders had approved a further extension of the date by which we are required to complete an Initial Business Combination for an additional period of one month, from November 15, 2024 to December 15, 2024, and to allow us to further extend such period on a monthly basis up to May 15, 2025 pursuant to the terms of our Charter. On May 13, 2025, we held a special meeting of our stockholders, and on May 19, 2025, we filed a Current Report on Form 8-K with the SEC announcing that our stockholders had approved a further extension of the date by which we are required to complete an Initial Business Combination for an additional period of one month, from May 15, 2025 to June 15, 2025, and to allow us to further extend such period on a monthly basis up to July 15, 2025 pursuant to the terms of our Charter. On July 15, 2025, we held a special meeting of our stockholders, and on July 15, 2025, we filed a Current Report on Form 8-K with the SEC announcing that our stockholders had approved a further extension of the date by which we are required to complete an Initial Business Combination for an additional period of one month, from July 15, 2025 to August 15, 2025, and to allow us to further extend such period on a monthly basis up to September 15, 2025 pursuant to the terms of our Charter. The purpose of these extensions was to extend the time for us to consummate an Initial Business Combination. As of the date of the accompanying Proxy Statement, we have extended the time by which to complete an Initial Business Combination until September 15, 2025.

While we are using our best efforts to complete the Tar Sands Business Combination as soon as practicable, our Board believes that there is not sufficient time to complete the Tar Sands Business Combination before the Termination Date. Accordingly, the Board believes that in order to be able to consummate the Tar Sands Business Combination, we will need to implement one or more Extensions. Without such Extensions, the Board believes that there is significant risk that we will not, despite our best efforts, be able to complete the Tar Sands Business Combination on or before the Termination Date. If that were to occur, we would be precluded from completing the Tar Sands Business Combination and would be forced to liquidate even if our stockholders are otherwise in favor of consummating the Tar Sands Business Combination. If we liquidate, our warrants will expire worthless and our investors would lose the investment opportunity associated with an investment in the combined company, including through any potential price appreciation of our securities.

If the Extension Amendment is approved and implemented, subject to satisfaction of the conditions to closing in the Merger Agreement (including, without limitation, receipt of stockholder approval of the Tar Sands Business Combination), we intend to complete the Tar Sands Business Combination as soon as possible and in any event on or before the latest Deadline Date, December 31, 2025.

The purpose of the Adjournment Proposal, if presented, is to allow the Company to adjourn the Special Meeting to a later date or dates if we determine that additional time is necessary to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve one or more of the proposals presented to the stockholders for vote, including the Extension Amendment Proposal.

Approval of the Extension Amendment Proposal is a condition to the implementation of the Extension. The approval of the Extension Amendment Proposal requires the affirmative vote of holders of at least 65% of the issued and outstanding shares of common stock on August 26, 2025 (the “Record Date”). The approval of the Extension Amendment Proposal is essential to the implementation of our Board’s plan to extend the date by which we must consummate the Tar Sands Business Combination.

Approval of the Adjournment Proposal requires the affirmative vote of the majority of the votes cast by stockholders present in person (including virtually) or represented by proxy (including virtually) at the Special Meeting.

Pursuant to our Charter, we are providing the holders of shares of Class A Common Stock originally sold as part of the units issued in our IPO (such holders, the “Public Stockholders”) with the opportunity to redeem, in connection with the Extension Amendment Proposal, their Class A Common Stock for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account established by the Company and Equiniti Trust Company, LLC (f/k/a American Stock Transfer & Trust Company, LLC) to hold the proceeds of the IPO and a portion of the proceeds of the sale of the private placement warrants, including interest not previously released to the Company to pay its taxes (the “Trust Account”), divided by the number of then outstanding Public Shares (as defined in the accompanying Proxy Statement) (and which election we refer to as the “Election”). Public Stockholders may elect to redeem their shares whether or not they are holders as of the Record Date and whether or not they vote “FOR” the Extension Amendment Proposal. Public Stockholders who do not elect to redeem their shares would be entitled to have their shares redeemed for cash if we have not completed an Initial Business Combination by the Deadline Date. Notwithstanding the foregoing redemption rights, a Public Stockholder, together with any of his, her or its affiliates or any other person with whom he, she or it is acting in concert or as a “group” (as defined under Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), will be restricted from redeeming in the aggregate his, her or its shares or, if part of such a group, the group’s shares, in excess of 20% of the outstanding shares of Class A Common Stock sold in the IPO. Holders of the Company’s outstanding warrants sold in the IPO, which are exercisable for shares of Class A Common Stock under certain circumstances, do not have redemption rights in connection with the Extension Amendment Proposal. Our Sponsor, officers and directors have agreed to waive their redemption rights in connection with the consummation of the Extension Amendment Proposal with respect to any shares of Class A Common Stock they hold and any Public Shares they may have acquired during or after the IPO. The Sponsor’s shares of Class A Common Stock will be excluded from the pro rata calculation used to determine the per share redemption price. Currently, our Sponsor, officers and directors own approximately 73.32% of our issued and outstanding shares of common stock, and the anchor investors beneficially own an aggregate of an additional approximately 26.23% of the outstanding common stock (excluding any Public Shares that are held by the anchor investors).

If the Extension Amendment Proposal is approved, the Company will (i) remove from the Trust Account an amount (the “Withdrawal Amount”) equal to the pro rata portion of funds available in the Trust Account relating to the redeemed Public Shares and (ii) deliver to the holders of such redeemed Public Shares their pro rata portion of the Withdrawal Amount. The remainder of such funds shall remain in the Trust Account and be available for use by the Company to complete an Initial Business Combination on or before the Deadline Date. Holders of Public Shares who do not redeem their Public Shares now will retain their redemption rights and their ability to vote on an Initial Business Combination through the Deadline Date if the Extension Amendment Proposal is approved and the Extension is implemented.

Additionally, if the Extension Amendment Proposal is approved, the Company or the Sponsor (or one or more of the Sponsor’s affiliates, members or third-party designees) (the “Lender”) may deposit into the Trust Account $1.00 on or prior to September 15, 2025 for the extension from September 15, 2025 to December 31, 2025, in exchange for a non-interest bearing, unsecured promissory note issued by the Company to the Lender. If the Company completes an Initial Business Combination, it will be obligated to repay the amounts loaned under the promissory note. If the Company does not complete an Initial Business Combination by the applicable final Deadline Date, such promissory note will be repaid only from funds held outside of the Trust Account or will be forfeited, eliminated or otherwise forgiven.

Our Sponsor, and our officers and directors are not entitled to redeem their Class A Common Stock and have agreed to waive their redemption rights with respect to any Public Shares held by them in connection with a stockholder vote to approve an amendment to our Charter. Additionally, our Sponsor, officers and directors or their affiliates may, but are not obligated to, loan us funds, from time to time or at any time, in whatever amount they deem reasonable in their sole discretion. Each loan would be evidenced by a promissory note. The notes would be repaid upon consummation of an Initial Business Combination, without interest.

The withdrawal of funds from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the Election, and the amount remaining in the Trust Account may be only a small fraction of the approximately $670,808 that was in the Trust Account as of September 5, 2025, which includes approximately $223,624 that will be paid out to stockholders who elected to redeem their Public Shares in connection with our special meeting of stockholders on June 30, 2025. In such event, we may need to obtain additional funds to consummate an Initial Business Combination and for the Company’s shares of Class A Common Stock to remain listed on the OTC Markets Group Inc. OTC Pink (the “OTC Markets”), and there can be no assurance that such funds will be available on terms acceptable or at all.

If the Extension Amendment Proposal is not approved and we do not consummate our Initial Business Combination by September 15, 2025, in accordance with our Charter, we will: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the shares of Class A Common Stock in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay its taxes (less up to $100,000 of such net interest to pay dissolution expenses) by (B) the total number of then outstanding Public Shares, which redemption will completely extinguish rights of the Public Stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the Delaware General Corporate Law (“DGCL”) to provide for claims of creditors and other requirements of applicable law.

While we may utilize funds from the Trust Account to pay any potential income or franchise taxes, we will not utilize any funds from the Trust Account to pay any potential excise taxes that may become due upon a redemption of our Class A Common Stock, including in connection with a liquidation of the Company if we do not effect an Initial Business Combination prior to the Deadline Date. To the extent there are insufficient funds in our working capital to fund the payment of any potential excise taxes that may become due upon a redemption of Public Shares in connection with a liquidation of the Company if we do not effect an Initial Business Combination prior to the Deadline Date, our Sponsor has agreed to contribute to us (which may be by working capital loan) funds necessary to make any such potential excise tax payment without using proceeds (including interest income) from the Trust Account.

There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, our Sponsor, anchor investors that participated in the IPO (the “Anchor Investors”) or any other holder of our Class A Common Stock which was converted from shares of our Class B Common Stock (the “Class B Common Stock”), will not receive any monies held in the Trust Account as a result of their ownership of the Class A Common Stock.

The per-share price at which the Public Shares will be redeemed from cash held in the Trust account will be based upon the amount in the Trust Account then on deposit, which, as of September 5, 2025, was approximately $670,808, which includes approximately $223,624 that will be paid out to stockholders who elected to redeem their Public Shares in connection with our special meeting of stockholders on June 30, 2025, after excluding interest earned that the Company estimates to be used to pay income and franchise taxes. The closing price of the Public Shares on the OTC Markets on September 5, 2025, the most recent practicable closing price prior to the mailing of this Proxy Statement, was $17.00. We cannot assure stockholders that they will be able to sell their Shares in the open market, even if the market price per Share is higher than the redemption price stated above, as there may not be sufficient liquidity in our securities when such stockholders wish to sell their Shares.

Under the DGCL, stockholders may be held liable for claims by third parties against a corporation to the extent of distributions received by them in a dissolution. If the Company complies with certain procedures set forth in Section 280 of the DGCL intended to ensure that it makes reasonable provision for all claims against it, including a 60-day notice period during which any third-party claims can be brought against the Company, a 90-day period during which the Company may reject any claims brought, and an additional 150-day waiting period before any liquidating distributions are made to stockholders, any liability of stockholders with respect to a liquidating distribution is limited to the lesser of such stockholder’s pro rata share of the claim or the amount distributed to the stockholder, and any liability of the stockholder would be barred after the third anniversary of the dissolution.

Our Board has fixed the close of business on August 26, 2025 as the Record Date for determining our stockholders entitled to receive notice of and vote at the Special Meeting and any adjournment thereof. Only holders of record of the common stock on that date are entitled to have their votes counted at the Special Meeting or any adjournment thereof. On the Record Date of the Special Meeting, there were 5,792,100 shares of Common Stock outstanding, of which 25,572 were Public Shares and 4,234,840 were shares of Class A Common Stock held by the Sponsor. The Company’s warrants do not have voting rights in connection with the Extension Amendment Proposal or the Adjournment Proposal.

This Proxy Statement contains important information about the Special Meeting and the proposals. Please read it carefully and vote your shares.

We will pay for the entire cost of soliciting proxies. We have engaged Laurel Hill Advisory Group (“Laurel Hill”) to assist in the solicitation of proxies for the Special Meeting. We have agreed to pay Laurel Hill a fee of up to $8,500 plus Laurel Hill’s out-of-pocket expenses. We will reimburse Laurel Hill for reasonable out-of-pocket expenses and will indemnify Laurel Hill and its affiliates against certain claims, liabilities, losses, damages, and expenses. We also will reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of shares of Public Shares for their expenses in forwarding soliciting materials to beneficial owners Public Shares and in obtaining voting instructions from those owners. Our directors, officers and employees may also solicit proxies by telephone, by facsimile, by mail, on the Internet or in person. They will not be paid any additional amounts for soliciting proxies.

On June 30, 2025, the Company held a special meeting of stockholders pursuant to which the stockholders of record of the Company approved the Merger Agreement including the Tar Sands Business Combination and transactions contemplated thereby, among other related proposals. Thus, you are not being asked to vote on a Tar Sands Business Combination at this time. If the Extension is implemented and you do not elect to redeem all your Class A Common Stock, you will retain the right to vote on any future business combination that is proposed to the stockholders of the Company at a future date, in the event the currently approved Tar Sands Business Combination is not consummated, when and if it is submitted to stockholders (provided that you are a stockholder on the applicable record date) and the right to redeem your remaining shares of Class A Common Stock for cash in the event another business combination is approved and completed or in the event we have not consummated any business combination by the Deadline Date, as extended. There is no guarantee that we will be able to complete a business combination before the Deadline Date, as extended.

This Proxy Statement is dated September 5, 2025. This Proxy Statement, including the form of proxy card, are first being mailed to stockholders on or about September 9, 2025.

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QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read this document carefully and in its entirety, including Annex A to this Proxy Statement.

Q:     Why am I receiving this Proxy Statement?

A:     This Proxy Statement and the enclosed proxy card are being sent to you in connection with the solicitation of proxies by our Board for use at the Special Meeting, or at any adjournments thereof. This Proxy Statement summarizes the information that you need to make an informed decision on the proposals to be considered at the Special Meeting.

We are a blank check company formed under the laws of the State of Delaware on March 12, 2021 for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination involving the Company and one or more businesses. On November 16, 2021, we consummated our IPO of 23,000,000 units, including the issuance of 3,000,000 units as a result of the underwriters’ full exercise of their over-allotment option. Each unit consisted of one share of Class A Common Stock and one-half of one redeemable warrant. Each whole warrant entitles the holder thereof to purchase one share of Class A Common Stock at a price of $11.50 per share. The units were sold at an offering price of $10.00 per unit, generating gross proceeds, before expenses, of $230,000,000. The warrants will expire five years after the completion of an Initial Business Combination, or earlier upon redemption or liquidation. Like most blank check companies, our Charter provides for the return of the funds held in trust to the holders of common stock sold in our IPO if there is no qualifying business combination(s) consummated on or before a certain date (in our case, such date is currently September 15, 2025).

Our Board has determined that it is in the best interests of our stockholders to extend the date that we have to consummate an Initial Business Combination to the Deadline Date in order for us to be able to potentially consummate the Tar Sands Business Combination and is submitting the Extension Amendment Proposal and the Adjournment Proposal to our stockholders to vote upon.

Q:     What is being voted on?

A:     You are being asked to vote on the Extension Amendment Proposal and, if presented, the Adjournment Proposal. Each proposal is listed below:

•        Proposal No. 1 — The Extension Amendment Proposal — to consider and vote upon a proposal to amend the Charter pursuant to the Extension Amendment to extend the date by which the Company must (1) effectuate an Initial Business Combination, (2) cease its operations except for the purpose of winding up if it fails to complete such Initial Business Combination, and (3) redeem 100% of the Company’s Class A Common Stock, included as part of the units sold in the IPO, from September 15, 2025 to December 31, 2025, by depositing (or causing to be deposited) into the Trust Account $1.00 for such extension on or prior to September 15, 2025; and

•        Proposal No. 2 — The Adjournment Proposal — to consider and vote upon a proposal to adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, there are not sufficient votes to approve one or more proposals presented to stockholders for vote.

Q:     Why is the Company presenting the Extension Amendment Proposal?

A:     As previously disclosed, on August 12, 2024, the Company entered into the Merger Agreement, by and among the Company, Tar Sands and the other parties thereto. Pursuant to the Merger Agreement, subject to the satisfaction or waiver of certain conditions set forth therein, (1) SPAC Merger Sub will merge with and into the Company, with the Company continuing as the surviving entity and a wholly owned subsidiary of Holdings and with the security holders of the Company receiving substantially equivalent securities of Holdings and (2) Tar Sands Merger Sub will merge with and into Tar Sands, with Tar Sands continuing as the surviving entity and a wholly owned subsidiary of Lower Holdings and with the members of Tar Sands receiving cash. The Board unanimously approved the Merger Agreement and the Mergers and resolved to recommend the approval and adoption of the

Merger Agreement and the Tar Sands Business Combination by the stockholders of the Company. Pursuant to the Merger Agreement, and upon the closing of the transactions contemplated therein, among other things, Holdings will become the publicly traded holding company for Tar Sands and the Company.

The purpose of the Extension Amendment is to allow us more time to complete the Tar Sands Business Combination, or otherwise complete an Initial Business Combination. The Charter originally provided that we had until November 15, 2022 to complete an Initial Business Combination. On February 8, 2023, we held a special meeting of our stockholders, and on February 10, 2023, we filed a Current Report on Form 8-K with the United States Securities and Exchange Commission (“SEC”) announcing that our stockholders had approved an extension of the date by which we are required to complete an Initial Business Combination for an additional period of one month from February 15, 2023 to March 15, 2023, and to allow us to further extend such period on a monthly basis up to August 15, 2023, pursuant to the terms of our amended and restated certificate of incorporation, dated as of November 11, 2021. On August 8, 2023, we held an annual meeting of our stockholders, and on August 11, 2023, we filed a Current Report on Form 8-K with the SEC announcing that our stockholders had approved a further extension of the date by which we are required to complete an Initial Business Combination for an additional period of one month, from August 15, 2023 to September 15, 2023, and to allow us to further extend such period on a monthly basis up to February 15, 2024, pursuant to the terms of our Charter. On February 8, 2024, we held an annual meeting of our stockholders, and on February 14, 2024, we filed a Current Report on Form 8-K with the SEC announcing that our stockholders had approved a further extension of the date by which we are required to complete an Initial Business Combination for an additional period of one month, from February 15, 2024 to March 15, 2024, and to allow us to further extend such period on a monthly basis up to November 15, 2024 pursuant to the terms of our Charter. On November 12, 2024, we held a special meeting of our stockholders, and on November 13, 2024, we filed a Current Report on Form 8-K with the SEC announcing that our stockholders had approved a further extension of the date by which we are required to complete an Initial Business Combination for an additional period of one month, from November 15, 2024 to December 15, 2024, and to allow us to further extend such period on a monthly basis up to May 15, 2025 pursuant to the terms of our Charter. On May 13, 2025, we held a special meeting of our stockholders, and on May 19, 2025, we filed a Current Report on Form 8-K with the SEC announcing that our stockholders had approved a further extension of the date by which we are required to complete an Initial Business Combination for an additional period of one month, from May 15, 2025 to June 15, 2025, and to allow us to further extend such period on a monthly basis up to July 15, 2025 pursuant to the terms of our Charter. On July 15, 2025, we held a special meeting of our stockholders, and on July 15, 2025, we filed a Current Report on Form 8-K with the SEC announcing that our stockholders had approved a further extension of the date by which we are required to complete an Initial Business Combination for an additional period of one month, from July 15, 2025 to August 15, 2025, and to allow us to further extend such period on a monthly basis up to September 15, 2025 pursuant to the terms of our Charter. The purpose of these extensions was to extend the time for us to consummate an Initial Business Combination. As of the date of the accompanying Proxy Statement, we have extended the time by which to complete an Initial Business Combination until September 15, 2025.

Our Board believes that the Extension is necessary in order to be able to consummate the Tar Sands Business Combination. Our Board currently believes that there is not sufficient time before September 15, 2025 to prepare appropriate documentation in connection with the Tar Sands Business Combination and consummate the closing of the Tar Sands Business Combination. Completion of the Tar Sands Business Combination is subject to, among other matters, satisfaction of the conditions negotiated therein and approval of the transaction by our stockholders. Accordingly, our Board believes that in order for us to be able to consummate the Tar Sands Business Combination, we need to obtain the Extension.

The approval of the Extension Amendment Proposal is essential to the implementation of our Board’s plan to extend the date by which we must consummate the Tar Sands Business Combination. Approval of the Extension Amendment Proposal is a condition to the implementation of the Extension.

On June 30, 2025, the Company held a special meeting of stockholders pursuant to which the stockholders of record of the Company approved the Merger Agreement including the Tar Sands Business Combination and transactions contemplated thereby, among other related proposals. Thus, you are not being asked to vote on a Tar Sands Business Combination at this time. If the Extension is implemented and you do not elect to redeem all your Class A Common Stock, you will retain the right to vote on any future business combination that is proposed to the stockholders of the Company at a future date, in the event the currently approved Tar Sands Business Combination is not consummated, when and if it is submitted to stockholders (provided that you are a stockholder on the applicable record date) and the right to redeem your remaining shares of Class A Common Stock for cash in the event another business combination is approved and completed or in the event we have not consummated any business combination by the Deadline Date, as extended. There is no guarantee that we will be able to complete a business combination before the Deadline Date, as extended.

If the Extension Amendment Proposal is approved, the approval of the Extension Amendment Proposal will constitute consent for us to remove the Withdrawal Amount from the Trust Account and deliver to the holders of redeemed Public Shares their pro rata portion of the Withdrawal Amount. The remainder of the funds will remain in the Trust Account and will be available for our use in connection with consummating an Initial Business Combination on or before the Deadline Date.

If the Extension Amendment Proposal is approved, the Company or the Lender may deposit into the Trust Account of $1.00 on or prior to September 15, 2025 for the extension from September 15, 2025 to December 31, 2025, in exchange for a non-interest bearing, unsecured promissory note issued by the Company to the Lender. If the Company completes an Initial Business Combination, it will be obligated to repay the amounts loaned under the promissory note. If the Company does not complete an Initial Business Combination by the applicable final Deadline Date, such promissory note will be repaid only from funds held outside of the Trust Account or will be forfeited, eliminated or otherwise forgiven.

If the Extension Amendment Proposal is not approved and we do not consummate an Initial Business Combination by September 15, 2025, in accordance with our Charter, we will: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the shares of Public Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay its taxes (less up to $100,000 of such net interest to pay dissolution expenses) by (B) the total number of then outstanding Public Shares, which redemption will completely extinguish rights of the Public Stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.

There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, our Sponsor, anchor investors that participated in the IPO (the “Anchor Investors”) or any other holder of our Class A Common Stock which was converted from shares of our Class B Common Stock, will not receive any monies held in the Trust Account as a result of their ownership of the Class A Common Stock.

On June 30, 2025, the Company held a special meeting of stockholders pursuant to which the stockholders of record of the Company approved the Merger Agreement including the Tar Sands Business Combination and transactions contemplated thereby, among other related proposals. Thus, you are not being asked to vote on a Tar Sands Business Combination at this time. If the Extension is implemented and you do not elect to redeem all your Class A Common Stock, you will retain the right to vote on any future business combination that is proposed to the stockholders of the Company at a future date, in the event the currently approved Tar Sands Business Combination is not consummated, when and if it is submitted to stockholders (provided that you are a stockholder on the applicable record date) and the right to redeem your remaining shares of Class A Common Stock for cash in the event another business combination is approved and completed or in the event we have not consummated any business combination by the Deadline Date, as extended. There is no guarantee that we will be able to complete a business combination before the Deadline Date, as extended.

Q:     Why is the Company presenting the Adjournment Proposal?

A:     The purpose of the Adjournment Proposal, if presented, is to allow the Company to adjourn the Special Meeting to a later date or dates if we determine that additional time is necessary to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Extension Amendment Proposal.

Q:     Why should I vote “FOR” the Extension Amendment Proposal?

A:     Our Charter provides that if our stockholders approve an amendment to our Charter that would affect the substance or timing of our obligation to redeem all of our Public Shares if we do not complete our Initial Business Combination before September 15, 2025, we will provide our Public Stockholders with the opportunity to redeem all or a portion of their common stock upon such approval at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to us to pay our taxes, divided by the number of then outstanding Public Shares. We believe that this provision of the Charter was included to protect our stockholders from having to sustain their investments for an unreasonably long period if we failed to find a suitable business combination in the timeframe contemplated by the Charter.

The Company also believes, however, that given the Company’s expenditure of time, effort and money on pursuing an Initial Business Combination, circumstances warrant providing those who believe they might find an Initial Business Combination to be an attractive investment with an opportunity to consider the Tar Sands Business Combination. Our Board believes that, since the Tar Sands Business Combination has been approved by stockholders, the Company should have an opportunity to consummate the Tar Sands Business Combination.

Accordingly, our Board is proposing the Extension Amendment to extend the date by which we have to complete the Tar Sands Business Combination until the Deadline Date and to allow for the Election. The Extension would give us the opportunity to consummate the Tar Sands Business Combination. If the Extension is implemented and you do not elect to redeem all your Class A Common Stock, you will retain the right to vote on any future business combination that is proposed to the stockholders of the Company at a future date, in the event the currently approved Tar Sands Business Combination is not consummated, when and if it is submitted to stockholders (provided that you are a stockholder on the applicable record date) and the right to redeem your remaining shares of Class A Common Stock for cash in the event another business combination is approved and completed or in the event we have not consummated any business combination by the Deadline Date, as extended. There is no guarantee that we will be able to complete a business combination before the Deadline Date, as extended.

Our Charter provides that if our stockholders approve an amendment to our Charter that would affect the substance or timing of our obligation to redeem 100% of the Public Shares in the event we do not complete an Initial Business Combination by September 15, 2025, we will provide our Public Stockholders with the opportunity to redeem all or a portion of their Public Shares upon such approval at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account as of two business days prior to such approval, including any interest earned on the Trust Account deposits (which interest shall be net of taxes payable), divided by the number of then outstanding Public Shares. Our Board recommends that you vote in favor of the Extension Amendment Proposal but expresses no opinion as to whether you should redeem your Public Shares.

If the Extension Amendment Proposal is approved, such approval will constitute consent for the Company to remove the Withdrawal Amount from the Trust Account, deliver to the holders of redeemed Public Shares their portion of the Withdrawal Amount and retain the remainder of the funds in the Trust Account for the Company’s use in connection with consummating an Initial Business Combination on or before the Deadline Date.

Additionally, if the Extension Amendment Proposal is approved, the Company or the Sponsor (or one or more of the Sponsor’s affiliates, members or third-party designees) (the “Lender”) may deposit into the Trust Account $1.00 on or prior to September 15, 2025 for the extension from September 15, 2025 to December 31, 2025, in exchange for a non-interest bearing, unsecured promissory note issued by the Company to the Lender.

If the Company completes an Initial Business Combination, it will be obligated to repay the amounts loaned under the promissory note. If the Company does not complete an Initial Business Combination by the applicable final Deadline Date, such promissory note will be repaid only from funds held outside of the Trust Account or will be forfeited, eliminated or otherwise forgiven.

If the Extension Amendment Proposal is not approved and we have not consummated an Initial Business Combination by September 15, 2025, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the Public Shares in consideration of a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the Trust Account deposits (which interest shall be net of taxes payable and expenses related to the administration of the Trust Account and after setting aside up to $100,000 to pay dissolution expenses), divided by the number of then outstanding Public Shares, which redemption will completely extinguish the rights of Public Stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.

Our Board recommends that you vote in favor of the Extension Amendment Proposal.

Q:     Why should I vote “FOR” the Adjournment Proposal?

A:     If the Adjournment Proposal is not approved by our stockholders, our Board may not be able to adjourn the Special Meeting to a later date or dates in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal. If the Extension Amendment Proposal is not approved, without the approval of the Adjournment Proposal, we will not have the opportunity to consummate the Tar Sands Business Combination.

If presented, our Board recommends that you vote in favor of the Adjournment Proposal.

Q:     What amount will Public Stockholders receive upon consummation of a subsequent business combination or liquidation if the Extension Amendment Proposal approved?

A:     If the Extension Amendment Proposal is approved, the Company will (i) remove from the Trust Account the Withdrawal Amount, which is equal to the pro rata portion of funds available in the Trust Account relating to the redeemed Public Shares and (ii) deliver to the holders of such redeemed Public Shares their pro rata portion of the Withdrawal Amount. The remainder of such funds shall remain in the Trust Account and be available for use by the Company to complete an Initial Business Combination on or before the Deadline Date. Holders of Public Shares who do not redeem their Public Shares now will retain their redemption rights and their ability to vote on an Initial Business Combination through the Deadline Date if the Extension Amendment Proposal is approved and the Extension is implemented.

Q:     How do the Company insiders intend to vote their shares?

A:     Our Sponsor, officers and directors own 4,234,840 shares of Class A Common Stock. In relation to the IPO, an aggregate of 1,515,160 Class B Common Stock were cancelled by our Sponsor and transferred by us to the twelve anchor investors in the IPO, which was subsequently converted to shares of Class A Common Stock. The anchor investors purchased an aggregate of 20,000,000 of the units sold in the IPO. As of the Record Date, our Sponsor, officers, and directors beneficially own an aggregate of approximately 73.32% of our issued and outstanding shares of common stock, and the anchor investors beneficially own an aggregate of an additional approximately 26.23% of the outstanding common stock (excluding any Public Shares that are held by the anchor investors).

The shares of Class A Common Stock carry voting rights in connection with the Extension Amendment Proposal and the Adjournment Proposal, and we have been informed by our Sponsor, directors, and executive officers that they intend to vote in favor of the Extension Amendment Proposal and the Adjournment Proposal.

Our Sponsor, directors, officers, advisors, or their affiliates may purchase Public Shares or public warrants in privately negotiated transactions or in the open market either prior to or following the completion of our Initial Business Combination. There is no limit on the number of shares our Sponsor, directors, officers, advisors, or their affiliates may purchase in such transactions, subject to compliance with applicable law and OTC Markets rules. If they engage in such transactions, they will not make any such purchases when they are in possession of any material nonpublic information not disclosed to the seller of such Public Shares or if such purchases are prohibited by Regulation M under the Exchange Act. If our Sponsor, directors, officers, advisors, or their affiliates engage in such transactions and disclose material nonpublic information to such sellers, they would expect to enter into non-disclosure agreements with such sellers that prohibits the further dissemination of any disclosed material nonpublic information. We do not currently anticipate that such purchases, if any, would constitute a tender offer subject to the tender offer rules under the Exchange Act or a going-private transaction subject to the going-private rules under the Exchange Act; however, if the purchasers determine at the time of any such purchases that the purchases are subject to such rules, the purchasers will comply with such rules. Any such purchases will be reported pursuant to Section 13 and Section 16 of the Exchange Act to the extent such purchasers are subject to such reporting requirements. None of the funds held in the Trust Account will be used to purchase Public Shares or public warrants in such transactions. Such a purchase could include a contractual acknowledgement that such stockholder, although still the record holder of such Public Shares, is no longer the beneficial owner thereof and therefore agrees not to exercise its redemption rights and could include a contractual provision that directs such stockholder to vote such shares in a manner directed by the purchaser.

Although our Sponsor, directors, officers, advisors, and their affiliates have no current commitments, plans or intentions to engage in such transactions and have not formulated any terms or conditions for any such transactions, if those current commitments, plans, or intentions change, the purpose of any such purchases of shares could be to vote such shares in favor of the Extension Amendment Proposal and the Adjournment Proposal and thereby increase the likelihood of obtaining stockholder approval of the Extension Amendment Proposal and the Adjournment Proposal. The purpose of any such purchases of public warrants could be to reduce the number of public warrants outstanding or to vote such warrants on any matters submitted to the warrant holders for approval in connection with the Extension Amendment Proposal and the Adjournment Proposal. Any such purchases of our securities may result in the approval of the Extension Amendment Proposal and the Adjournment Proposal that may not otherwise have been possible. In addition, if such purchases are made, the public “float” of the shares of Class A Common Stock or warrants may be reduced and the number of beneficial holders of our securities may be reduced, which may make it difficult to maintain or obtain the quotation, listing or trading of our securities on a national securities exchange.

Although our Sponsor, directors, officers, advisors and their affiliates have no current commitments, plans or intentions to engage in such transactions and have not formulated any terms or conditions for any such transactions, if those current commitments, plans or intentions change, our Sponsor, officers, directors and/or their affiliates may identify the stockholders with whom our Sponsor, officers, directors or their affiliates may pursue privately negotiated purchases by either the stockholders contacting us directly or by our receipt of redemption requests submitted by stockholders following our mailing of proxy materials in connection with the Extension Amendment Proposal and the Adjournment Proposal. To the extent that our Sponsor, officers, directors, advisors or their affiliates enter into a private purchase, they would identify and contact only potential selling stockholders who have expressed their election to redeem their shares for a pro rata share of the Trust Account or vote against our Initial Business Combination, whether or not such stockholder has already submitted a proxy with respect to the Extension Amendment Proposal and the Adjournment Proposal but only if such shares have not already been voted at the Special Meeting related to the Extension Amendment Proposal and the Adjournment Proposal. Our Sponsor, officers, directors, advisors or their affiliates will select which stockholders to purchase shares from based on the negotiated price and number of shares and any other factors that they may deem relevant and will only purchase shares if such purchases comply with Regulation M under the Exchange Act and the other federal securities laws.

Any purchases by our Sponsor, officers, directors and/or their affiliates who are affiliated purchasers under Rule 10b-18 under the Exchange Act will only be made to the extent such purchases are able to be made in compliance with Rule 10b-18, which is a safe harbor from liability for manipulation under Section 9(a)(2) and Rule 10b-5 of the Exchange Act. Rule 10b-18 has certain technical requirements that must be complied with in order for the safe harbor to be available to the purchaser. Our Sponsor, officers, directors and/or their affiliates will not make purchases of common stock if the purchases would violate Section 9(a)(2) or Rule 10b-5 of the Exchange Act. Any such purchases will be reported pursuant to Section 13 and Section 16 of the Exchange Act to the extent such purchases are subject to such reporting requirements.

Q:     What vote is required to adopt the Extension Amendment Proposal?

A:     The approval of the Extension Amendment Proposal requires the affirmative vote (in person online or by proxy) of holders of at least 65% of all then outstanding shares of Common Stock entitled to vote thereon at the Special Meeting. Accordingly, a stockholder’s failure to vote by proxy or to vote in person online at the Special Meeting, an abstention from voting, or a broker non-vote will have the same effect as a vote against this proposal.

If the Extension Amendment Proposal is approved, any holder of Public Shares may redeem all or a portion of their Public Shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account as of two business days prior to such approval, including any interest earned on the Trust Account deposits (which interest shall be net of taxes payable), divided by the number of then outstanding Public Shares.

Q:     What vote is required to adopt the Adjournment Proposal?

A:     If presented, the Adjournment Proposal requires the affirmative vote of the majority of the votes cast by stockholders present in person (including virtually) or represented by proxy (including virtually) at the Special Meeting and entitled to vote thereon.

Q:     What if I do not want to vote “FOR” the Extension Amendment Proposal?

A:     If you do not want the Extension Amendment Proposal to be approved, you must abstain, not vote, or vote “AGAINST” the proposal. If the Extension Amendment Proposal is approved, and the Extension is implemented, then the Withdrawal Amount will be withdrawn from the Trust Account and paid pro rata to the redeeming holders. You will still be entitled to make the Election if you vote against, abstain, or do not vote on the Extension Amendment Proposal.

Q:     What happens if the Extension Amendment Proposal is not approved?

A:     Our Board will abandon the Extension Amendment if our stockholders do not approve the Extension Amendment Proposal and any shares of Class A Common Stock submitted for redemption will be returned to the owner, and not redeemed.

If the Extension Amendment Proposal is not approved and we do not consummate our Initial Business Combination by September 15, 2025, in accordance with our Charter, we will: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the shares of Class A Common Stock in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay its taxes (less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding Public Shares, which redemption will completely extinguish rights of the Public Stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.

There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, our Sponsor, the Anchor Investors or any other holder of our Class A Common Stock which was converted from shares of our Class B Common Stock, will not receive any monies held in the Trust Account as a result of their ownership of the Class A Common Stock.

Q:     If the Extension Amendment Proposal is approved, what happens next?

A:     If the Extension Amendment Proposal is approved, we will continue to attempt to consummate the Tar Sands Business Combination until the Deadline Date, which shall be no later than December 31, 2025. We expect to consummate the Tar Sands Business Combination as soon as possible following September 15, 2025, the date of such stockholder approval. Because we have only a limited time to complete the Tar Sands Business Combination, even if we are able to effect the Extension, our failure to complete the Tar Sands Business Combination within the requisite time period will require us to liquidate. If we liquidate, our warrants will expire worthless, and our investors would lose the investment opportunity associated with an investment in the combined company, including through any potential price appreciation of our securities.

Upon approval of the Extension Amendment Proposal by holders of at least 65% of the Class A Common Stock outstanding as of the Record Date, we will file the Extension Amendment with the Secretary of State of the State of Delaware, in the form set forth in Annex A hereto. We will remain a reporting company under the Exchange Act and our units, Public Shares and warrants will remain publicly traded.

If the Extension Amendment Proposal is approved, the removal of the Withdrawal Amount from the Trust Account in connection with redemptions will reduce the amount remaining in the Trust Account and increase the percentage interest of our Common Stock held by our Sponsor and anchor investors as a result of their ownership of the Class A Common Stock.

If the Extension Amendment Proposal is approved, the Company or the Lender may deposit into the Trust Account of $1.00 on or prior to September 15, 2025 for the extension from September 15, 2025 to December 31, 2025, in exchange for a non-interest bearing, unsecured promissory note issued by the Company to the Lender. If the Company completes an Initial Business Combination, it will be obligated to repay the amounts loaned under the promissory note. If the Company does not complete an Initial Business Combination by the applicable final Deadline Date, such promissory note will be repaid only from funds held outside of the Trust Account or will be forfeited, eliminated or otherwise forgiven.

If the Extension Amendment Proposal is approved but we do not complete an Initial Business Combination by the Deadline Date (or, if such date is further extended at a duly called special meeting, such later Deadline Date), we will: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the shares of Class A Common Stock in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay its taxes (less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding Public Shares, which redemption will completely extinguish rights of the Public Stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.

There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, our Sponsor, anchor investors that participated in the IPO Anchor Investors or any other holder of our Class A Common Stock which was converted from shares of our Class B Common Stock, will not receive any monies held in the Trust Account as a result of their ownership of the Class A Common Stock.

Q:     What happens to the Company warrants if the Extension Amendment Proposal is not approved?

A:     If the Extension Amendment Proposal is not approved and we have not consummated an Initial Business Combination by September 15, 2025, we will: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the shares of Class A Common Stock in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay its taxes (less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding Public Shares, which redemption will completely extinguish rights of the Public Stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.

There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, our Sponsor, anchor investors that participated in the IPO Anchor Investors or any other holder of our Class A Common Stock which was converted from shares of our Class B Common Stock, will not receive any monies held in the Trust Account as a result of their ownership of the Class A Common Stock.

Q:     What happens to the Company warrants if the Extension Amendment Proposal is approved?

A:     If the Extension Amendment Proposal is approved, we will retain the blank check company restrictions previously applicable to us and continue to attempt to consummate an Initial Business Combination until the Deadline Date. The public warrants will remain outstanding and only become exercisable on the later of 30 days after the completion of an Initial Business Combination at an exercise price of $11.50 per share, provided we have an effective registration statement under the U.S. Securities Act of 1933, as amended (the “Securities Act”) covering the shares of common stock issuable upon exercise of the warrants and a current prospectus relating to them is available. Notwithstanding the foregoing, if a registration statement covering the common shares issuable upon the exercise of the public warrants is not effective within 90 days from the consummation of an Initial Business Combination, the holders may, until such time as there is an effective registration statement and during any period when the Company shall have failed to maintain an effective registration statement, exercise the public warrants on a cashless basis pursuant to an available exemption from registration under the Securities Act. If an exemption from registration is not available, holders will not be able to exercise their public warrants on a cashless basis. The public warrants will expire five years from the consummation of an Initial Business Combination or earlier upon redemption or liquidation.

After the warrants become exercisable, the Company may call the public warrants for redemption (excluding the private placement warrants), in whole and not in part, at a price of $0.01 per warrant:

•        at any time while the public warrants are exercisable;

•        upon not less than 30 days’ prior written notice of redemption to each public warrant holder; and

•        if, and only if, the last reported sale price (the “Closing Price”) of our Class A Common Stock equals or exceeds $18.00 per share (as adjusted for adjustments to the number of shares issuable upon exercise or the exercise price of a warrant) for any 20 trading days within a 30-trading day period ending on the third trading day prior to the date on which we send the notice of redemption to the warrant holders.

The private placement warrants are identical to the public warrants underlying the units sold in the IPO, except that the private placement warrants and the common shares issuable upon the exercise of the private placement warrants will not be transferable, assignable, or salable until after the completion of an Initial Business Combination, subject to certain limited exceptions. Additionally, the private placement warrants will be exercisable on a cashless basis and will be non-redeemable so long as they are held by the initial purchasers or their permitted transferees. If the private placement warrants are held by someone other than the initial purchasers or their permitted transferees, the private placement warrants will be redeemable by the Company and exercisable by such holders on the same basis as the public warrants.

The exercise price and number of shares of Class A Common Stock issuable upon exercise of the warrants may be adjusted in certain circumstances including in the event of a share dividend, or recapitalization, reorganization, merger, or consolidation. In addition, if (x) the Company issues additional shares of Class A Common Stock or equity-linked securities for capital raising purposes in connection with the closing of its Initial Business Combination at an issue price or effective issue price of less than $9.20 per share of Class A Common Stock (with such issue price or effective issue price to be determined in good faith by the Company’s Board and, in the case of any such issuance to the Sponsor or its affiliates, without taking into account any Class A Common Stock held by the Sponsor or such affiliates, as applicable, prior to such issuance) (the “Newly Issued Price”), (y) the aggregate gross proceeds from such issuances represent more than 60% of the total equity proceeds, and interest thereon, available for the funding of the Company’s Initial Business Combination on the date of the consummation of such Initial Business Combination (net of redemptions), and (z) the volume weighted average trading price of the Company’s common stock during the 20-trading day period starting on the trading day prior to the day on which the Company consummates its Initial Business Combination (such price, the “Market Value”) is below $9.20 per share, the exercise price of the warrants will be adjusted (to the nearest cent) to be equal to 115% of the higher of the Market Value and the Newly Issued Price, and the $18.00 per share redemption trigger price described above will be adjusted (to the nearest cent) to be equal to 180% of the higher of the Market Value and the Newly Issued Price.

Additionally, in no event will the Company be required to net cash settle the public warrants. If the Company is unable to complete an Initial Business Combination and the Company liquidates the funds held in the Trust Account, holders of warrants will not receive any of such funds with respect to their warrants, nor will they receive any distribution from the Company’s assets held outside of the Trust Account with the respect to such warrants. Accordingly, the warrants may expire worthless. If the Company calls the public warrants for redemption, management will have the option to require all holders that wish to exercise the public warrants to do so on a “cashless basis,” as described in the warrant agreement. The exercise price and number of common shares issuable upon exercise of the public warrants may be adjusted in certain circumstances including in the event of a stock dividend, extraordinary dividend or recapitalization, reorganization, merger, or consolidation.

Q:     If I do not exercise my redemption rights now, would I still be able to exercise my redemption rights in connection with the Tar Sands Business Combination or any other future Initial Business Combination?

A:     On June 30, 2025, the Company held a special meeting of stockholders pursuant to which the stockholders of record of the Company approved the Merger Agreement including the Tar Sands Business Combination and transactions contemplated thereby, among other related proposals. Thus, you are not being asked to vote on a Tar Sands Business Combination at this time. If the Extension is implemented and you do not elect to redeem all your Class A Common Stock, you will retain the right to vote on any future business combination that is proposed to the stockholders of the Company at a future date, in the event the currently approved Tar Sands Business Combination is not consummated, when and if it is submitted to stockholders (provided that you are a stockholder on the applicable record date) and the right to redeem your remaining shares of Class A Common Stock for cash in the event another business combination is approved and completed or in the event we have not consummated any business combination by the Deadline Date, as extended. There is no guarantee that we will be able to complete a business combination before the Deadline Date, as extended.

Q:     May I change my vote after I have mailed my signed proxy card?

A:     Yes. You may change your vote by sending a later-dated, signed proxy card to the Company’s Secretary at 400 W. Morse Boulevard, Suite 220, Winter Park, FL 32789 prior to the vote at the Special Meeting, or attend the Special Meeting and vote in person online. You also may revoke your proxy by sending a notice of revocation to the Company’s Secretary, provided such revocation is received prior to the vote at the Special Meeting. If your shares are held in street name by a broker or other nominee, you must contact the broker or nominee to change your vote.

Q:     What happens if I sell my shares of Class A Common Stock before the Special Meeting?

A:     The Record Date for the Special Meeting is earlier than the date of the Special Meeting. If you transfer your shares of Class A Common Stock after the Record Date, but before the Special Meeting, unless the transferee obtains from you a proxy to vote those shares, you will retain your right to vote at the Special Meeting. However, you will not be entitled to any redemption rights with respect to such shares of Class A Common Stock.

Q:     If my shares are held in “street name,” will my broker automatically vote them for me?

A:     With respect to the Extension Amendment Proposal, your broker can vote your shares only if you provide them with instructions on how to vote. You should instruct your broker to vote your shares. Your broker can tell you how to provide these instructions.

Q:     What is a quorum requirement?

A:     A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present with regard to the Extension Amendment Proposal if at least a majority of the outstanding shares of common stock on the Record Date are represented by stockholders present at the meeting or by proxy.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the Special Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the chairman of the Special Meeting may adjourn the Special Meeting to another date.

Q:     Who can vote at the Special Meeting?

A:     Only holders of record of our Common Stock at the close of business on August 26, 2025 are entitled to have their vote counted at the Special Meeting and any adjournments thereof. On the Record Date, 5,792,100  shares of common stock were outstanding and entitled to vote.

Stockholder of Record: Shares Registered in Your Name.    If on the Record Date your shares were registered directly in your name with our transfer agent, Equiniti Trust Company, LLC (f/k/a American Stock Transfer & Trust Company, LLC), then you are a stockholder of record. As a stockholder of record, you may vote in person at the Special Meeting or vote by proxy. Whether or not you plan to attend the Special Meeting in person, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted or vote online at www.voteproxy.com.

Beneficial Owner:    Shares Registered in the Name of a Broker or Bank. If on the Record Date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Special Meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the Special Meeting unless you request and obtain a valid proxy from your broker or other agent.

Q:     How many votes do I have at the Special Meeting?

A:     The Company’s stockholders are entitled to one vote at the Special Meeting for each share of Class A Common Stock held of record as of the Record Date. As of the close of business on the Record Date, there are 5,792,100 shares of Class A Common Stock outstanding.

Q:     Does the Board recommend voting for the approval of the Extension Amendment Proposal and the Adjournment Proposal?

A:     Yes. After careful consideration of the terms and conditions of these proposals, our Board has determined that the Extension Amendment Proposal and, if presented, the Adjournment Proposal are in the best interests of the Company and its stockholders. The Board recommends that our stockholders vote “FOR” the Extension Amendment Proposal and “FOR” the Adjournment Proposal.

Q:     Are the proposals conditioned on one another?

A:     The Adjournment Proposal is conditioned upon the Company not obtaining the necessary votes for approving the Extension Amendment Proposal prior to the Special Meeting in order to seek additional time to obtain sufficient votes in support of the Extension. If the Extension Amendment Proposal is approved at the Special Meeting, the Adjournment Proposal will not be presented.

Q:     What interests do the Company’s Sponsor, directors and officers have in the approval of the proposals?

A:     The Board and the Company’s executive officers may have interests in the Extension Amendment Proposal that are different from, in addition to or in conflict with, yours. These interests include ownership of Class A Common Stock and warrants that would become worthless if the Company does not complete an Initial Business Combination within the applicable time period and the possibility of future compensatory arrangements. See the section entitled “Interests of our Sponsor, Directors and Officers.”

Q:     Do I have appraisal rights if I object to the Extension Amendment Proposal?

A:     No. There are no appraisal rights available to holders of shares of Common Stock or warrants in connection with the Extension Amendment Proposal.

Q:     Is the Company subject to the Investment Company Act of 1940?

A:     The Company’s registration statement on Form S-1 in connection with its IPO (File No. 333-256381) was declared effective by the U.S. Securities and Exchange commission on November 10, 2021 and the Company completed its IPO on November 16, 2021. Since the Company is a blank check company, the efforts of its management since the completion of its IPO have been focused on searching for a target business with which to consummate an Initial Business Combination. As of the date hereof, the Company has not entered into any definitive agreement with any targets.

On January 24, 2024, the SEC adopted final rules (the “2024 SPAC Rules”), which rules relate to, among other items, enhanced disclosure requirements in Initial Business Combination transactions involving SPACs and private operating companies; amended financial statement requirements applicable to transactions involving shell companies; enhanced disclosure requirements related to projections, including required disclosure of all material bases of the projections and all material assumptions underlying the projections; increasing the potential liability of certain participants in proposed Initial Business Combination transactions; and the circumstances in which special purpose acquisition companies (“SPACs”) such as the Company could be subject to the Investment Company Act of 1940, as amended (the “Investment Company Act”), and the regulations thereunder. The 2024 SPAC Rules became effective July 1, 2024.

Following the consummation of its IPO, the Company deposited the proceeds of its IPO and a portion of the proceeds of its private placement in connection with the IPO, net of certain expenses and working capital, into the Trust Account to invest in U.S. government securities with a maturity of 185 days or less or in money market funds meeting certain conditions under Rule 2a-7 under the Investment Company Act which invest only in direct U.S. government treasury obligations. As a result, it is possible that a claim could be made that the Company has been operating as an unregistered investment company. If the Company was deemed to be an investment company for purposes of the Investment Company Act, it might be forced to abandon its efforts to complete an Initial Business Combination and instead be required to liquidate. If the Company is required to liquidate, its investors would not be able to realize the benefits of owning stock in a successor operating business, such as any appreciation in the value of the Company’s securities following such a transaction, the Company’s warrants would expire worthless and its shares of common stock would have no value apart from their pro rata entitlement to the funds then-remaining in the Trust Account.

The longer that the funds in the Trust Account are held in short-term U.S. government treasury obligations or in money market funds invested exclusively in such securities, there is a greater risk that the Company may be considered an unregistered investment company, in which case the Company may be required to liquidate. The Company has from time to time assessed, and plans to continue to assess, the relevant risks and it is possible that to mitigate the risk of the Company being deemed to have been operating as an unregistered investment company (including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act), the Company may instruct the trustee with respect to the Trust Account to liquidate the U.S. government treasury obligations and money market funds held in the Trust Account and to hold all funds in the Trust Account in cash until the earlier of consummation of the Company’s Initial Business Combination or liquidation. If the Company decides to effect such liquidation, the Company will issue a press release announcing such liquidation. If the Company liquidates the trust assets and hold all funds in the Trust Account in cash only, following such liquidation, the Company will likely continue to receive, minimal interest, if any, on the funds held in the Trust Account, which would reduce the dollar amount its Public Stockholders would receive upon any redemption or liquidation of the Company.

Q:     What do I need to do now?

A:     You are urged to carefully read and consider the information contained in this Proxy Statement, including Annex A attached hereto, and to consider how the Extension Amendment Proposal will affect you as a stockholder. You should then vote as soon as possible in accordance with the instructions provided in this Proxy Statement on the enclosed proxy card, online at www.voteproxy.com or, if you hold your shares through a brokerage firm, bank, or other nominee, on the voting instruction form provided by the broker, bank, or nominee.

Q:     How do I vote?

A:     If you were a holder of record of common stock on August 26, 2025, the Record Date for the Special Meeting, you may vote with respect to the applicable proposals in person online at the Special Meeting, via internet or by mail. Even if you are planning to attend the Special Meeting online, we strongly urge you to submit your proxy vote online, by visiting www.voteproxy.com and following the on-screen instructions, or by mail, by completing, dating, signing and returning the enclosed proxy card in the postage-paid envelope provided, so your shares will be represented at the Special Meeting. Instructions on voting your shares are on the proxy materials you received for the Special Meeting.

Via Internet:    If you hold shares of our Common Stock directly in your name as a stockholder of record, you may vote via the Internet by visiting www.voteproxy.com and following the on-screen instructions. In order to vote your shares via the Internet, you will need the 16-digit meeting control number that is printed on your proxy card. Votes may be submitted via the Internet, 24 hours a day, seven days a week, and must be received by 11:59 p.m., Eastern Time, on September 14, 2025.

If on the Record Date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. You may submit voting instructions via the Internet only if Internet voting is made available by your broker, bank or other nominee holder of record. Please follow the voting instructions provided by your broker, bank or other nominee holder of record with these materials.

By Mail:    If you hold shares of our Common Stock directly in your name as a stockholder of record, you may vote your shares via mail by submitting a proxy card. You will need to complete, sign and date your proxy card and return it using the postage-paid return envelope provided. Broadridge must receive your proxy card by mail by 11:59 p.m., Eastern Time, on September 14, 2025.

If on the Record Date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. In order to provide voting instructions by mail you will need to complete, sign and date the voting instruction form provided by your broker, bank or other nominee holder of record with these materials and return it in the postage paid return envelope provided. Your broker, bank or other nominee holder of record must receive your voting instruction form in sufficient time to vote your shares.

At the Special Meeting:    If you choose to participate in the Special Meeting, you can vote your shares electronically during the Special Meeting via live webcast by visiting https://meetings.lumiconnect.com/200-778-366-113 (password: irrx2025). You will need the 16-digit meeting control number that is printed on your proxy card to enter the Special Meeting. The Company recommends that you log in at least 15 minutes before the Special Meeting to ensure you are logged in when the Special Meeting starts.

Please carefully consider the information contained in this Proxy Statement. Whether or not you plan to attend the Special Meeting online, we encourage you to vote via the Internet or by mail so that your shares will be voted in accordance with your wishes even if you later decide not to attend the Special Meeting virtually.

If you attend the Special Meeting and vote online, any votes that you previously submitted — whether via the Internet or by mail — will be revoked and superseded by the vote that you cast at the Special Meeting. Your attendance at the Special Meeting alone will not revoke any proxy previously given.

Whether your proxy is submitted via the Internet or by mail, if it is properly completed and submitted, and if you do not revoke it prior to or at the Special Meeting, your shares will be voted at the Special Meeting in the manner specified by you, except as otherwise set forth in this Proxy Statement.

Q:     What will happen if I abstain from voting or fail to vote at the Special Meeting?

A:     At the Special Meeting, the Company will count a properly executed proxy marked “ABSTAIN” with respect to a particular proposal as present for purposes of determining whether a quorum is present. For purposes of approval, an abstention or failure to vote will have the same effect as a vote against the Extension Amendment, and will have no effect on the Adjournment Proposal.

Q:     What will happen if I sign and return my proxy card without indicating how I wish to vote?

A:     Signed and dated proxies received by the Company without an indication of how the stockholder intends to vote on a proposal will be voted in favor of each proposal presented to the stockholders.

Q:     How can I attend the Special Meeting?

A:     You may attend the Special Meeting and vote your shares in person online during the Special Meeting via live webcast by visiting https://meetings.lumiconnect.com/200-778-366-113 (password: irrx2025). As a registered stockholder, you received a proxy card from Broadridge, which contains instructions on how to attend the Special Meeting in person online, including the URL address, along with your 16-digit meeting control number. You will need the 16-digit meeting control number that is printed on your proxy card to enter the Special Meeting. If you do not have your 16-digit meeting control number, contact the Company. Please note that you will not be able to physically attend the Special Meeting in person, but may attend the Special Meeting in person online by following the instructions below.

Prior to or at the start of the Special Meeting you will need to re-log in using your 16-digit meeting control number and will also be prompted to enter your 16-digit meeting control number if you vote in person online during the Special Meeting. The Company recommends that you log in at least 15 minutes before the Special Meeting to ensure you are logged in when the Special Meeting starts.

If your shares are held in “street name”, you may attend the Special Meeting. You must obtain the appropriate documents from your broker, bank, or other nominee holder of record, giving you the right to vote the shares at the Special Meeting. For beneficial owners of shares of our Common Stock held in “street name,” in addition to providing identification as outlined for record holders above, you will need a legal proxy from your broker or a recent brokerage statement or letter from your broker reflecting your stock ownership as of the Record Date. Please note, however, that unless you have a legal proxy from your bank, broker or other nominee, you will not be able to vote any shares held in street name virtually at the Special Meeting. Please note that even if you plan to attend the Special Meeting, we recommend that you vote online at www.voteproxy.com or by using the enclosed proxy card in advance, to ensure that your shares will be represented.

Q:     Do I need to attend the Special Meeting in person online to vote my shares?

A:     No. You are invited to attend the Special Meeting in person online to vote on the proposals described in this Proxy Statement. However, you do not need to attend the Special Meeting in person online to vote your shares. Instead, you may submit your proxy online by visiting www.voteproxy.com and following the on-screen instructions, or by signing, dating, and returning the applicable enclosed proxy card(s) in the pre-addressed postage-paid envelope. Your vote is important. The Company encourages you to vote as soon as possible after carefully reading this Proxy Statement.

Q:     If I am not going to attend the Special Meeting in person online, should I return my proxy card instead?

A:     Yes. After carefully reading and considering the information contained in this Proxy Statement, please submit your proxy, as applicable, by completing, signing, dating, and returning the enclosed proxy card in the postage-paid envelope provided. You may also vote online by visiting www.voteproxy.com and following the on-screen instructions.

Q:     Will how I vote affect my ability to exercise redemption rights?

A:     No. You may exercise your redemption rights whether you vote your Public Shares for or against the Extension Amendment or do not vote your shares. As a result, the Extension Amendment can be approved by stockholders who will redeem their Public Shares and no longer remain stockholders, leaving stockholders who choose not to redeem their Public Shares holding shares in a company with a less liquid trading market, fewer stockholders, and less cash.

Q:     How do I redeem my Common Stock?

A:     If the Extension Amendment is implemented, each Public Stockholder may seek to redeem such stockholder’s Public Shares for its pro rata portion of the funds available in the Trust Account. You will also be able to redeem your Public Shares in connection with any stockholder vote to approve an Initial Business Combination or if the Company has not consummated our Initial Business Combination by the Deadline Date.

In order to exercise your redemption rights, you must, (i) (A) hold Public Shares, or (B) if you hold Public Shares through units, elect to separate your units into the underlying Public Shares and warrants prior to exercising your redemption rights with respect to the Public Shares and (ii) prior to 5:00 p.m. Eastern Time on September 11, 2025 (two business days before the Special Meeting), (A) submit a written request to the Company’s transfer agent that the Company redeem your Public Shares for cash and (B) deliver your stock to the Company’s transfer agent physically or electronically through The Depository Trust Company (“DTC”). The address of Equiniti Trust Company, LLC (f/k/a American Stock Transfer & Trust Company, LLC), the Company’s transfer agent, is listed under the question “Who can help answer my questions?” below. The Company requests that any request for redemption include the identity as to the beneficial owner making such request. Electronic delivery of your stock generally will be faster than delivery of physical stock certificates.

A physical stock certificate will not be needed if your stock is delivered to the Company’s transfer agent electronically. In order to obtain a physical stock certificate, a stockholder’s broker and/or clearing broker, DTC and the Company’s transfer agent will need to act to facilitate the request. It is the Company’s understanding that stockholders should generally allot at least one week to obtain physical certificates from the transfer agent. However, because the Company does not have any control over this process or over the brokers or DTC, it may take significantly longer than one week to obtain a physical stock certificate. If it takes longer than anticipated to obtain a physical certificate, stockholders who wish to redeem their shares may be unable to obtain physical certificates by the deadline for exercising their redemption rights and thus will be unable to redeem their shares.

Any demand for redemption, once made, may be withdrawn at any time until the deadline for exercising redemption requests and thereafter, with the Company’s consent, until the vote is taken with respect to the Extension Amendment. If you delivered your shares for redemption to the Company’s transfer agent and decide within the required timeframe not to exercise your redemption rights, you may request that the Company’s transfer agent return the shares (physically or electronically). You may make such request by contacting the Company’s transfer agent at the phone number or address listed under the question “Who can help answer my questions?”

Q:     If I hold warrants, can I exercise redemption rights with respect to my warrants?

A:     No. There are no redemption rights with respect to the Company’s warrants.

Q:     What should I do if I receive more than one set of voting materials?

A:     You may receive more than one set of voting materials, including multiple copies of this Proxy Statement and multiple proxy cards, or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a holder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast your vote with respect to all of your shares.

Q:     What is the quorum requirement for the Special Meeting?

A:     A quorum will be present at the Special Meeting if a majority of the common stock outstanding and entitled to vote at the Special Meeting is represented in person online or by proxy. In the absence of a quorum, the chairman of the meeting has the power to adjourn the Special Meeting.

As of the Record Date for the Special Meeting, 2,896,051 shares of Common Stock would be required to achieve a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the Special Meeting.

Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the chairman of the Special Meeting may adjourn the Special Meeting to another date.

Q:     Who is paying for this proxy solicitation?

A:     The Company will pay the cost of soliciting proxies for the Special Meeting. The Company has engaged Laurel Hill to assist in the solicitation of proxies for the Special Meeting. The Company has agreed to pay Laurel Hill a fee of up to $8,500, plus Laurel Hill’s out-of-pocket expenses. The Company will reimburse Laurel Hill for reasonable out-of-pocket expenses and will indemnify Laurel Hill and its affiliates against certain claims, liabilities, losses, damages, and expenses. The Company will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of shares of the Public Shares for their expenses in forwarding soliciting materials to beneficial owners of Public Shares and in obtaining voting instructions from those owners. The Company’s directors, officers and employees may also solicit proxies by telephone, by facsimile, by mail, on the Internet or in person. They will not be paid any additional amounts for soliciting proxies.

Q:     Who can help answer my questions?

A:     If you have questions about the stockholder proposals, or if you need additional copies of this Proxy Statement or the proxy card, you should contact our proxy solicitor at:

Laurel Hill Advisory Group
2 Robbins Lane, Suite 200
Jericho, NY 11753
Tel: (855) 414-2266 (toll-free) or
(516) 396-7902 (banks and brokers can call collect)
Email: IRRX@laurelhill.com

You may also contact the Company at:

Integrated Rail and Resources Acquisition Corp.
400 W. Morse Boulevard, Suite 220
Winter Park, FL 32789
Tel: (321) 972-1583

To obtain timely delivery, the Company’s stockholders and warrant holders must request the materials no later than five business days prior to the Special Meeting.

You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

If you intend to seek redemption of your Public Shares, you will need to send a letter demanding redemption and deliver your stock (either physically or electronically) to the Company’s transfer agent prior to 5:00 p.m., Eastern Time, on September 11, 2025 (two business days prior to the Special Meeting). If you have questions regarding the certification of your position or delivery of your stock, please contact:

Equiniti Trust Company, LLC
55 Challenger Road
Ridgefield Park, NJ 07660
Email: SPACSUPPORT@equiniti.com

FORWARD-LOOKING STATEMENTS

Certain statements included in this Proxy Statement may constitute “forward-looking statements” for purposes of the federal securities laws. Our forward-looking statements include, but are not limited to, statements regarding the Company, the Tar Sands Business Combination and the Company’s management team’s expectations, hopes, beliefs, intentions, or strategies regarding the future. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “can,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “forecast,” “intends,” “may,” “might,” “outlook,” “plan,” “possible,” “potential,” “predict,” “project,” “seek,” “should,” “strive,” “target,” “will,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements in this Proxy Statement may include, for example, statements about:

•        our ability to complete the Tar Sands Business Combination or an Initial Business Combination;

•        the anticipated benefits of an Initial Business Combination; and

•        the volatility of the market price and liquidity of our securities.

While forward-looking statements reflect our good faith beliefs, they are not guarantees of future performance. These forward-looking statements are based on information available as of the date they were made, and current expectations, forecasts, and assumptions, and involve a number of judgments, risks and uncertainties. Accordingly, forward-looking statements should not be relied upon as representing our views as of any subsequent date, and we do not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

RISK FACTORS

You should consider carefully all of the risks described in our Annual Report on Form 10-K for the year ended December 31, 2024, filed with the SEC on March 24, 2025, and in the other reports we file with the SEC before making a decision to invest in our securities. Furthermore, if any of the following events occur, our business, financial condition and operating results may be materially adversely affected or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in the aforementioned filings and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.

There are no assurances that the Extension will enable us to complete the Tar Sands Business Combination or an Initial Business Combination.

On August 12, 2024, the Company entered into the Merger Agreement, by and among the Company, Holdings, Lower Holdings, SPAC Merger Sub, Tar Sands Merger Sub, Tar Sands and the Tar Sands Member Representative. Pursuant to the Merger Agreement, subject to the satisfaction or waiver of certain conditions set forth therein, (1) SPAC Merger Sub will merge with and into the Company, with the Company continuing as the surviving entity and a wholly owned subsidiary of Holdings and with the security holders of the Company receiving substantially equivalent securities of Holdings and (2) Tar Sands Merger Sub will merge with and into Tar Sands, with Tar Sands continuing as the surviving entity and a wholly owned subsidiary of Lower Holdings and with the members of Tar Sands receiving cash. The Board unanimously approved the Merger Agreement and the Mergers and resolved to recommend the approval and adoption of the Merger Agreement and the Tar Sands Business Combination by the stockholders of the Company. Pursuant to the Merger Agreement, and upon the closing of the transactions contemplated therein, among other things, Holdings will become the publicly traded holding company for Tar Sands and the Company.

Approving the Extension involves a number of risks. Even if the Extension is approved, the Company can provide no assurances that the Tar Sands Business Combination or any Initial Business Combination will be consummated prior to the final Deadline Date. Our ability to consummate an Initial Business Combination is dependent on a variety of factors, many of which are beyond our control. If the Extension is approved, the Company expects to consummate the Tar Sands Business Combination by the Deadline Date.

We are required to offer stockholders the opportunity to redeem shares in connection with the Extension Amendment. Even if the Extension is approved by our stockholders, it is possible that redemptions will leave us with insufficient cash to consummate the Tar Sands Business Combination on commercially acceptable terms, or at all. The fact that we will have further redemption periods in connection with stockholder vote on the Extension, after the approval of the Tar Sands Business Combination, could exacerbate these risks. Other than in connection with a redemption offer or liquidation, our stockholders may be unable to recover their investment except through sales of our shares on the open market. The price of our shares may be volatile, and there can be no assurance that stockholders will be able to dispose of our shares at favorable prices, or at all.

The SEC recently adopted rules to regulate special purpose acquisition companies. Certain of the procedures that we, an Initial Business Combination target, or others may determine to undertake in connection with such rules may increase our costs and the time needed to complete an Initial Business Combination and may constrain the circumstances under which we could complete an Initial Business Combination.

On January 24, 2024, the SEC adopted the 2024 SPAC Rules, requiring, among other items, (i) additional disclosures relating to SPAC business combination transactions, (ii) additional disclosures relating to dilution and to conflicts of interest involving sponsors and their affiliates in both SPAC initial public offerings and de-SPAC transactions; (iii) the use of projections by SPACs in SEC filings in connection with proposed business combination transactions; and (iv) both the SPAC and the target company’s status as co-registrants on de-SPAC registration statements. The majority of these SPAC Rules became effective on July 1, 2024.

Compliance with the SPAC Rules and related guidance may increase the costs of and the time needed to negotiate and complete an initial business combination and may constrain the circumstances under which we could complete an initial business combination.

To mitigate the risk that we might be deemed to be an investment company for purposes of the Investment Company Act, we have from time to time assessed, and plan to continue to assess, the relevant risk and it is possible that to mitigate the risk of the Company being deemed to have been operating as an unregistered investment company (including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act), the Company may instruct the trustee with respect to the Trust Account to liquidate the U.S. government treasury obligations and money market funds held in the Trust Account and to hold all funds in the Trust Account in cash until the earlier of consummation of the Company’s Initial Business Combination or liquidation. Following any such liquidation of investments in the Trust Account, we would likely receive minimal interest, if any, on the funds held in the Trust Account, which would reduce the dollar amount our Public Stockholders would receive upon any redemption or liquidation of the Company.

The funds in the Trust Account have, since our IPO, been held only in U.S. government treasury obligations with a maturity of 185 days or less or in money market funds investing solely in U.S. government treasury obligations and meeting certain conditions under Rule 2a-7 under the Investment Company Act. However, to mitigate the risk of us being deemed to be an unregistered investment company (including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act) and thus subject to regulation under the Investment Company Act, we have from time to time assessed, and plan to continue to assess, the relevant risks and it is possible that to mitigate the risk of the Company being deemed to have been operating as an unregistered investment company (including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act), the Company may instruct the trustee with respect to the Trust Account to liquidate the U.S. government treasury obligations and money market funds held in the Trust Account and to hold all funds in the Trust Account in cash until the earlier of consummation of the Company’s Initial Business Combination or liquidation. Following such liquidation, we would likely receive minimal interest, if any, on the funds held in the Trust Account. However, interest previously earned on the funds held in the Trust Account still may be released to us to pay our taxes, if any. As a result, any decision to liquidate the investments held in the Trust Account and thereafter to hold all funds in the Trust Account in cash items would reduce the dollar amount our Public Stockholders would receive upon any redemption or liquidation of the Company.

In addition, we may be deemed to be an investment company. The longer that the funds in the Trust Account are held in short-term U.S. government treasury obligations or in money market funds invested exclusively in such securities, the greater the risk that we may be considered an unregistered investment company, in which case we may be required to liquidate the Company. Accordingly, we may determine, in our discretion, to liquidate the securities held in the Trust Account at any time, even prior to the Special Meeting, and instead hold all funds in the Trust Account in as cash items which would further reduce the dollar amount our Public Stockholders would receive upon any redemption or liquidation of the Company. Were we to liquidate, our warrants would expire worthless, and our securityholders would lose the investment opportunity associated with an investment in the combined company, including any potential price appreciation of our securities.

In the adopting release for the 2024 SPAC Rules, the SEC provided guidance that a SPAC’s potential status as an “investment company” depends on a variety of factors, such as a SPAC’s duration, asset composition, business purpose and activities and “is a question of facts and circumstances” requiring individualized analysis. If we were deemed to be an unregistered investment company and subject to compliance with and regulation under the Investment Company Act, we would be subject to additional regulatory burdens and expenses for which we have not allotted funds. Unless we are able to modify our activities so that we would not be deemed an investment company, we would either register as an investment company or wind down and abandon our efforts to complete an Initial Business Combination and instead liquidate the Company. As a result, our Public Stockholders may only receive their pro rata portion of the funds in the Trust Account that are available for distribution to Public Stockholders and would be unable to realize the potential benefits of an Initial Business Combination, including the possible appreciation of the combined company’s securities.

Since the Sponsor and our directors and officers will lose their entire investment in us if an Initial Business Combination is not completed, they may have a conflict of interest in the approval of the proposals at the Special Meeting.

There will be no distribution from the Trust Account with respect to the Company’s warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, our Sponsor will not receive any monies held in the Trust Account as a result of its ownership of (i) 4,234,840 shares of Class A Common Stock that were purchased by the Sponsor for an aggregate purchase price of $25,000 prior to our IPO and (ii) 9,400,000 warrants that were purchased by the Sponsor for an aggregate purchase price of $9,400,000 in a private placement, which occurred simultaneously with the completion of the IPO. As a consequence, a liquidating distribution will be made only with respect to the Public Shares. In addition, certain of our executive officers have beneficial interests in the Sponsor. Such persons have waived their rights to liquidating distributions from the Trust Account with respect to these securities, and all of such investments would expire worthless if an Initial Business Combination is not consummated. Additionally, such persons can earn a positive rate of return on their overall investment in the combined company after an Initial Business Combination, even if other holders of our Class A Common Stock experience a negative rate of return, due to having initially purchased the shares of Class A Common Stock for an aggregate of $25,000. The personal and financial interests of our Sponsor, directors and officers may have influenced their motivation in identifying and selecting its target business combination and consummating an Initial Business Combination in order to close an Initial Business Combination and therefore may have interests different from, or in addition to, your interests as a stockholder in connection with the proposals at the Special Meeting.

The ability of our Public Stockholders to exercise redemption rights if the Extension is implemented with respect to a large number of our Public Shares may adversely affect the liquidity of our securities.

Pursuant to our Charter, a Public Stockholder may request that the Company redeem all or a portion of such Public Stockholder’s Public Shares for cash if the Extension is implemented. The ability of our Public Stockholders to exercise such redemption rights with respect to a large number of our Public Shares may adversely affect the liquidity of our Class A Common Stock. As a result, you may be unable to sell your Class A Common Stock even if the per-share market price is higher than the per-share redemption price paid to Public Stockholders that elect to redeem their Public Shares if the Extension is implemented.

Our securities are currently quoted on the OTC Markets, which may have an unfavorable impact on our stock price and liquidity.

Our units, Class A Common Stock and warrants are currently quoted on the OTC Markets OTC Pink tier under the symbols “IRRXU,” “IRRX” and “IRRXW,” respectively. The quotation of our shares on the OTC Markets may result in a less liquid market available for existing and potential stockholders to trade shares of our securities, could depress the trading price of our securities and could have a long-term adverse impact on our ability to raise capital in the future. When fewer shares of a security are being traded on the OTC Markets, volatility of prices may increase, and price movement may outpace the ability to deliver accurate quote information. Due to lower trading volumes of our securities, there may be a lower likelihood that orders for shares of our units, Class A Common Stock or warrants will be executed, and current prices may differ significantly from the price that was quoted at the time of entry of the order. There can be no assurance that a more active market for our securities will develop, or if one should develop, there is no assurance that it will be maintained.

The ability of our Public Stockholders to exercise redemption rights if the Extension is implemented with respect to a large number of our Public Shares may adversely affect the liquidity of our securities.

Pursuant to our Charter, a Public Stockholder may request that the Company redeem all or a portion of such Public Stockholder’s Public Shares for cash if the Extension is implemented. The ability of our Public Stockholders to exercise such redemption rights with respect to a large number of our Public Shares may adversely affect the liquidity of our Class A Common Stock. As a result, you may be unable to sell your Class A Common Stock even if the per-share market price is higher than the per-share redemption price paid to Public Stockholders that elect to redeem their Public Shares if the Extension is implemented.

The 1% U.S. federal excise tax on stock buybacks could be imposed on redemptions of our stock if we were to become a “covered corporation” in the future.

On August 16, 2022, President Biden signed into law the Inflation Reduction Act of 2022, which, among other things, generally imposes a 1% U.S. federal excise tax (the “Excise Tax”) on certain repurchases of stock by “covered corporations” (which include publicly traded domestic corporations and certain domestic subsidiaries of publicly traded foreign corporations) occurring on or after January 1, 2023. The Excise Tax is imposed on the repurchasing corporation itself, not its stockholders from which the stock is repurchased. The amount of the Excise Tax is generally 1% of the fair market value of the shares repurchased at the time of the repurchase. However, for purposes of calculating the Excise Tax, repurchasing corporations are permitted to net the fair market value of certain new stock issuances against the fair market value of stock repurchases during the same taxable year (the “netting rule”). In addition, certain exceptions apply to the Excise Tax. The U.S. Department of the Treasury (the “Treasury”) has authority to provide regulations and other guidance to carry out, and prevent the abuse or avoidance of the Excise Tax. On April 12, 2024, the Treasury published proposed regulations clarifying many aspects of the Excise Tax, including that where a non-U.S. corporation transfers its assets or is treated as transferring its assets to a U.S. corporation in a reorganization under Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended, the corporation is not treated as a U.S. corporation until the day after the reorganization. Furthermore, the proposed Treasury regulations provide that if a publicly traded U.S. corporation completely liquidates and dissolves, distributions in such complete liquidation and other distributions by such corporation in the same taxable year in which the final distribution in complete liquidation and dissolution is made generally are not subject to the Excise Tax. The interpretation and operation of certain other aspects of the Excise Tax remain unclear. Although these proposed Treasury regulations are not final, taxpayers generally may rely on them until final Treasury regulations are issued. However, there can be no assurance that final Treasury regulations will not adversely affect the accuracy of the below description of the Excise Tax considerations that may be applicable to us if we were to become a “covered corporation” in the future.

We are currently not a covered corporation for purposes of the Excise Tax. Accordingly, we generally would not be subject to the Excise Tax on a redemptions of our shares in connection with the Extension or in connection with our liquidation if the Extension Proposal is not approved or we fail to consummate the Tar Sands Business Combination or any Initial Business Combination by the Deadline Date. If we were to become a covered corporation in the future, whether in connection with the consummation of the Tar Sands Business Combination or any Initial Business Combination or otherwise, whether and to what extent we would be subject to the Excise Tax on a redemption of our stock would depend on a number of factors, including (i) whether the redemption is treated as a repurchase of stock for purposes of the Excise Tax, (ii) the fair market value of the redemption treated as a repurchase of stock, (iii) the structure of the Tar Sands Business Combination or other Initial Business Combination, (iv) the nature and amount of any “PIPE” or other equity issuances (whether in connection with the Tar Sands Business Combination or other Initial Business Combination or otherwise) issued within the same taxable year of a redemption treated as a repurchase of stock, and (v) the content of forthcoming final and additional proposed regulations and other guidance from the Treasury. We currently do not expect that we would be a covered corporation subject to the Excise Tax with respect to any redemptions of shares in connection with the Tar Sands Business Combination that are treated as repurchases for this purpose. It is possible, however, that final Treasury regulations or other forthcoming guidance is issued that would nevertheless treat us as a covered corporation or otherwise impose the Excise Tax on us with respect to redemptions of our shares in connection with the Tar Sands Business Combination.

In addition, because the Excise Tax would be payable by us and not by the redeeming holders, the mechanics of any required payment of the Excise Tax remain to be determined. If we were to become a covered corporation in the future, the per-share redemption amount payable from the Trust Account (including any interest earned on the funds held in the Trust Account) to our Public Stockholders in connection with a redemption of our stock is not expected to be reduced by any Excise Tax imposed on us. The imposition of the Excise Tax on us could, however, cause a reduction in the cash available on hand to complete the Tar Sands Business Combination, or another Initial Business Combination, and may affect our ability to complete any business combination or fund future operations.

BACKGROUND

We are a blank check company incorporated under the laws of the State of Delaware on March 12, 2021 for the purpose of effecting a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization, or similar business combination with one or more businesses, which we refer to throughout this Proxy Statement as our Initial Business Combination.

On November 16, 2021, we consummated our IPO of 23,000,000 units, including the issuance of 3,000,000 units as a result of the underwriters’ full exercise of their over-allotment option. Each unit consisted of one share of Class A Common Stock and one-half of one redeemable warrant. Each whole warrant entitles the holder thereof to purchase one share of Class A Common Stock at a price of $11.50 per share. The units were sold at an offering price of $10.00 per unit, generating gross proceeds, before expenses, of $230,000,000. The warrants will expire five years after the completion of our Initial Business Combination, or earlier upon redemption or liquidation.

Simultaneously with the closing of our IPO, we consummated the sale of 9,400,000 private placement warrants, at $1.00 per private placement warrant, to our Sponsor, generating gross proceeds of $9,400,000.

Transaction costs incurred in connection with our IPO amounted to $4,600,000 in underwriting discounts and incurred offering costs of approximately $591,587. In addition, the underwriters agreed to defer approximately $8,050,000 in underwriting discounts, which amount will be payable when and if an Initial Business Combination is consummated. The warrants were issued in registered form under a warrant agreement between Equiniti Trust Company, LLC (f/k/a American Stock Transfer & Trust Company, LLC), as warrant agent, and us.

Following the closing of the IPO on November 16, 2021, an amount of $232,300,000 ($10.10 per unit) from the net proceeds of the sale of the units in the IPO and the sale of the private placement warrants was placed in a Trust Account, which have been invested in U.S. government securities, within the meaning set forth in Section 2(a)(16) of the Investment Company Act, with a maturity of 180 days or less or in any open-ended investment company that holds itself out as a money market fund meeting the conditions of Rule 2a-7 of the Investment Company Act, as determined by the Company, until the earlier of: (i) the completion of an Initial Business Combination or (ii) the distribution of the funds in the Trust Account to the Company’s stockholders, as described below. Our Sponsor, directors and officers have interests in the proposals that may be different from, or in addition to, your interests as a stockholder. These interests include, among other things, direct or indirect ownership of Class A Common Stock and warrants that may become exercisable in the future. See the section entitled “The Special Meeting — Interests of our Sponsor, Directors and Officers.”

On August 12, 2024, the Company entered into the Merger Agreement, by and among the Company, Holdings, Lower Holdings, SPAC Merger Sub, Tar Sands Merger Sub, Tar Sands and the Tar Sands Member Representative. Pursuant to the Merger Agreement, subject to the satisfaction or waiver of certain conditions set forth therein, (1) SPAC Merger Sub will merge with and into the Company, with the Company continuing as the surviving entity and a wholly owned subsidiary of Holdings and with the security holders of the Company receiving substantially equivalent securities of Holdings and (2) Tar Sands Merger Sub will merge with and into Tar Sands, with Tar Sands continuing as the surviving entity and a wholly owned subsidiary of Lower Holdings and with the members of Tar Sands receiving cash. The Board unanimously approved the Merger Agreement and the Mergers and resolved to recommend the approval and adoption of the Merger Agreement and the Tar Sands Business Combination by the stockholders of the Company. Pursuant to the Merger Agreement, and upon the closing of the transactions contemplated therein, among other things, Holdings will become the publicly traded holding company for Tar Sands and the Company.

On February 8, 2023, we held a special meeting of our stockholders, and on February 10, 2023, we filed a Current Report on Form 8-K with the SEC announcing that our stockholders had approved an extension of the date by which we are required to complete our Initial Business Combination for an additional period of one month from February 15, 2023 to March 15, 2023, and to allow us to further extend such period on a monthly basis up through August 15, 2023 pursuant to the terms of our amended and restated certificate of incorporation, dated as of November 11, 2021. On August 8, 2023, we held an annual meeting of our stockholders, and on August 11, 2023, we filed a Current Report on Form 8-K with the SEC announcing that our stockholders had approved a further extension of the date by which we are required to complete our Initial Business Combination for an additional period of one month from August 15, 2023 to September 15, 2023, and to allow us to further extend such period on a monthly basis up through February 15, 2024 pursuant to the terms of our Charter. On February 8, 2024, we held an annual meeting of our stockholders, and on February 14, 2024, we filed a Current Report on Form 8-K with the SEC announcing that our stockholders had approved a further extension of the date by which we are required to complete our Initial Business Combination for an additional period of one month, from February 15, 2024 to March 15, 2024, and to allow us to further extend such period on a monthly basis up through November 15, 2024 pursuant to the terms of our Charter. On November 12, 2024, we held a special meeting of our stockholders, and on November 13, 2024, we filed a Current Report on Form 8-K with the SEC announcing that our stockholders had approved a further extension of the date by which we are required to complete an Initial Business Combination for an additional period of one month, from November 15, 2024 to December 15, 2024, and to allow us to further extend such period on a monthly basis up to May 15, 2025 pursuant to the terms of our Charter. On May 13, 2025, we held a special meeting of our stockholders, and on May 19, 2025, we filed a Current Report on Form 8-K with the SEC announcing that our stockholders had approved a further extension of the date by which we are required to complete an Initial Business Combination for an additional period of one month, from May 15, 2025 to June 15, 2025, and to allow us to further extend such period on a monthly basis up to July 15, 2025 pursuant to the terms of our Charter. On July 15, 2025, we held a special meeting of our stockholders, and on July 15, 2025, we filed a Current Report on Form 8-K with the SEC announcing that our stockholders had approved a further extension of the date by which we are required to complete an Initial Business Combination for an additional period of one month, from July 15, 2025 to August 15, 2025, and to allow us to further extend such period on a monthly basis up to September 15, 2025 pursuant to the terms of our Charter. The purpose of these extensions was to extend the time for us to consummate an Initial Business Combination. As of the date of the accompanying Proxy Statement, we have extended the time by which to complete an Initial Business Combination until September 15, 2025.

On the Record Date of the Special Meeting, there were 5,792,100 shares of common stock outstanding, of which 25,572 were Public Shares, 4,234,840 shares of Class A Common Stock held by the Sponsor and 1,515,160 shares of Class A Common Stock held by the Anchor Investors, and the amount in the Trust Account was approximately $670,808, which includes approximately $223,624 that will be paid out to stockholders who elected to redeem their Public Shares in connection with our special meeting of stockholders on June 30, 2025. The Class A Common Stock carry voting rights in connection with the Extension Amendment Proposal and the Adjournment Proposal, and we have been informed by our Sponsor, which holds 4,234,480 shares of Class A Common Stock, that it intends to vote in favor of the Extension Amendment Proposal and the Adjournment Proposal.

The mailing address of the Company’s principal executive office 400 W. Morse Boulevard, Suite 220 Winter Park, FL 32789, and its phone number is (321) 972-1583.

Potential Application of Investment Company Act

The Company’s registration statement on Form S-1 in connection with its IPO (File No. 333-256381) was declared effective by the U.S. Securities and Exchange commission on November 10, 2021 and the Company completed its IPO on November 16, 2021. Since the Company is a blank check company, the efforts of its management since the completion of its IPO have been focused on searching for a target business with which to consummate an Initial Business Combination. As of the date hereof, the Company has not entered into any definitive agreement with any targets.

On January 24, 2024, the SEC adopted the 2024 SPAC Rules, which, among other items, included a rule relating to the circumstances in which special purpose acquisition companies such as the Company could be subject to the Investment Company Act, and the regulations thereunder. In the adopting release for the 2024 SPAC Rules, the SEC provided guidance that a SPAC’s potential status as an “investment company” depends on a variety of factors, such as a SPAC’s duration, asset composition, business purpose and activities and “is a question of facts and circumstances” requiring individualized analysis. If we were deemed to be an unregistered investment company and subject to compliance with and regulation under the Investment Company Act, we would be subject to additional regulatory burdens and expenses for which we have not allotted funds. Unless we are able to modify our activities so that we would not be deemed an investment company, we would either register as an investment company or wind down and abandon our efforts to complete an Initial Business Combination and instead liquidate the Company. As a result, our Public Stockholders may only receive their pro rata portion of the funds in the Trust Account that are available for distribution to Public Stockholders and would be unable to realize the potential benefits of an Initial Business Combination, including the possible appreciation of the combined company’s securities. The 2024 SPAC Rules became effective July 1, 2024.

Since the consummation of its IPO, the Company has deposited the proceeds of its IPO and the private placement in connection with the IPO (including proceeds of the partial exercise of over-allotment options and the private placement in connection with such exercise), net of certain expenses and working capital, into the Trust Account to invest in U.S. government securities with a maturity of 185 days or less or in money market funds meeting certain conditions under Rule 2a-7 under the Investment Company Act which invest only in direct U.S. government treasury obligations. As a result, it is possible that a claim could be made that the Company has been operating as an unregistered investment company. If the Company was deemed to be an investment company for purposes of the Investment Company Act, it might be forced to abandon its efforts to complete an Initial Business Combination and instead be required to liquidate. If the Company is required to liquidate, its investors would not be able to realize the benefits of owning stock in a successor operating business, such as any appreciation in the value of the Company’s securities following such a transaction, the Company’s warrants would expire worthless and its shares would have no value apart from their pro rata entitlement to the funds then-remaining in the Trust Account.

The longer that the funds in the Trust Account are held in short-term U.S. government treasury obligations or in money market funds invested exclusively in such securities, there is a greater risk that the Company may be considered an unregistered investment company, in which case the Company may be required to liquidate. The Company has from time to time assessed, and plans to continue to assess, the relevant risks and it is possible that to mitigate the risk of the Company being deemed to have been operating as an unregistered investment company (including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act), the Company may instruct the trustee with respect to the Trust Account to liquidate the U.S. government treasury obligations and money market funds held in the Trust Account and to hold all funds in the Trust Account in cash until the earlier of consummation of the Company’s Initial Business Combination or liquidation. If the Company decides to effect such liquidation, the Company will issue a press release announcing such liquidation. If the Company liquidates the trust assets and holds all funds in the Trust Account in cash only, following such liquidation, the Company will likely continue to receive, minimal interest, if any, on the funds held in the Trust Account, which would reduce the dollar amount its Public Stockholders would receive upon any redemption or liquidation of the Company.

U.S. FEDERAL INCOME TAX CONSIDERATIONS FOR
STOCKHOLDERS EXERCISING REDEMPTION RIGHTS

The following discussion is a summary of the U.S. federal income tax considerations generally applicable to a U.S. holder (as defined below) of Class A Common Stock with respect to the exercise of redemption rights in connection with the approval of the Extension Amendment Proposal. This discussion applies only to shares of Class A Common Stock held as a capital asset (generally, property held for investment) within the meaning of Section 1221 of the United States Internal Revenue Code of 1986, as amended (the “Code”). Further, this discussion is applicable only to holders who purchased Class A Common Stock in the IPO.

This discussion does not address all U.S. federal income tax consequences that may be relevant to a U.S. holder’s particular circumstances, including the impact of the alternative minimum tax, or the Medicare contribution tax on net investment income. In addition, it does not address consequences relevant to U.S. holders subject to special rules, including, without limitation:

•        financial institutions or financial services entities;

•        broker-dealers;

•        taxpayers that are subject to the mark-to-market accounting rules;

•        tax-exempt entities;

•        governments or agencies or instrumentalities thereof;

•        insurance companies;

•        regulated investment companies or real estate investment trusts;

•        persons that actually or constructively own five percent or more of our voting shares or five percent or more of the total value of all classes of our shares;

•        persons that acquired our securities pursuant to an exercise of employee share options, in connection with employee share incentive plans or otherwise as compensation;

•        persons that hold our securities as part of a straddle, constructive sale, hedging, conversion or other integrated or similar transaction; or

•        persons whose functional currency is not the U.S. dollar.

If a partnership (or other pass-through entity) for U.S. federal income tax purposes is a holder of Class A Common Stock, the tax treatment of the partners (or other owners) of such partnership will generally depend on the status of the partners, the activities of the partnership and certain determinations made at the partner level. Accordingly, partnerships (or other pass-through entities) and the partners (or other owners) in such partnerships (or such other pass-through entities) should consult their own tax advisors regarding the U.S. federal income tax consequences to them relating to the matters discussed below.

For purposes of this discussion, a “U.S. holder” is a beneficial owner of shares of Class A Common Stock who or that is, for U.S. federal income tax purposes:

•        an individual who is a citizen or resident of the United States;

•        a corporation (or other entity taxable as a corporation for U.S. federal income tax purposes) organized in or under the laws of the United States, any state thereof or the District of Columbia;

•        an estate, the income of which is subject to U.S. federal income tax regardless of its source; or

•        an entity treated as a trust that (1) is subject to the primary supervision of a U.S. court and the control of one or more “United States persons” or (2) has a valid election in effect to be treated as a United States person for U.S. federal income tax purposes.

The following discussion is a summary only and does not discuss all aspects of U.S. federal income taxation that are associated with certain redemptions of Class A Common Stock. The effects of other U.S. federal tax laws, such as estate and gift tax laws and any applicable state, local or non-U.S. tax laws are not discussed. This discussion is based on the Code, Treasury regulations promulgated thereunder, judicial decisions and published rulings and administrative pronouncements of the Internal Revenue Service (“IRS”), in each case in effect as of the date hereof. These authorities may change or be subject to differing interpretations. Any such change or differing interpretation may be applied retroactively in a manner that could adversely affect holders to which this discussion applies and could affect the accuracy of the statements herein. The Company has not sought and will not seek any rulings from the IRS regarding the matters discussed below. There can be no assurance that the IRS or a court will not take a contrary position to that regarding the tax consequences discussed below.

THIS DISCUSSION IS NOT TAX ADVICE. U.S. HOLDERS SHOULD CONSULT THEIR TAX ADVISORS WITH RESPECT TO THE APPLICATION OF THE U.S. FEDERAL INCOME TAX LAWS TO THEIR PARTICULAR SITUATIONS AS WELL AS ANY TAX CONSEQUENCES ARISING UNDER THE U.S. FEDERAL ESTATE OR GIFT TAX LAWS OR UNDER THE LAWS OF ANY STATE, LOCAL OR NON-U.S. TAXING JURISDICTION OR UNDER ANY APPLICABLE INCOME TAX TREATY.

U.S. Federal Income Tax Treatment of Non-Electing Stockholders

A U.S. holder who does not make the Election will continue to own his or her shares and warrants, and will not recognize any income, gain, or loss for U.S. federal income tax purposes by reason of the Extension Amendment Proposal.

U.S. Federal Income Tax Treatment of Electing Stockholders

If a U.S. holder’s Class A Common Stock is redeemed pursuant to an Election, the treatment of the transaction for U.S. federal income tax purposes will depend on whether the redemption qualifies as a sale of the Class A Common Stock under Section 302 of the Code. If the redemption qualifies as a sale of the Class A Common Stock, the U.S. holder will generally be treated as described under “Gain or Loss on Redemption Treated as a Sale of Class A Common Stock” below. If the redemption does not qualify as a sale of the Class A Common Stock, the U.S. holder will generally be treated as receiving a distribution with the tax consequences described below under “Taxation of Redemption Treated as a Distribution”.

Whether a redemption qualifies for sale treatment will depend largely on whether the U.S. holder owns any of the Company’s stock following the redemption (including any stock treated as constructively owned by the U.S. holder as a result of owning warrants or by attribution from certain related individuals and entities), and if so, the total number of shares of the Company’s stock held by the U.S. holder both before and after the redemption (including any stock constructively treated as owned by the U.S. holder as a result of owning warrants or by attribution from certain related individuals and entities) relative to all of the Company’s shares outstanding both before and after the redemption. The redemption of Class A Common Stock will generally be treated as a sale of the Class A Common Stock (rather than as a corporate distribution) if the redemption (i) is “substantially disproportionate” with respect to the U.S. holder, (ii) results in a “complete termination” of the U.S. holder’s interest in us or (iii) is “not essentially equivalent to a dividend” with respect to the U.S. holder. These tests are explained more fully below.

In determining whether any of the foregoing tests are satisfied, a U.S. holder takes into account not only stock actually owned by the U.S. holder, but also stock that is treated as constructively owned by it. A U.S. holder may be treated as constructively owning, in addition to stock actually owned by the U.S. holder, stock owned by certain related individuals and entities in which the U.S. holder has an interest or that have an interest in such U.S. holder, as well as any stock that the U.S. holder has a right to acquire by exercise of an option, which would generally include Class A Common Stock that could be acquired pursuant to the exercise of the public warrants.

The redemption of Class A Common Stock will generally be “substantially disproportionate” with respect to a redeeming U.S. holder if the percentage of common stock outstanding voting shares that such U.S. holder actually or constructively owns immediately after the redemption is less than 80 percent of the percentage of the Company’s outstanding voting shares that such U.S. holder actually or constructively owned immediately before the redemption.

There will be a complete termination of such U.S. holder’s interest if either (i) all of the Class A Common Stock actually or constructively owned by such U.S. holder is redeemed or (ii) all of the Class A Common Stock actually owned by such U.S. holder is redeemed and such U.S. holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of the Class A Common Stock owned by certain family members and such U.S. holder does not constructively own any other shares. The redemption of Class A Common Stock will not be essentially equivalent to a dividend if it results in a “meaningful reduction” of such U.S. holder’s proportionate interest in the Company. Whether the redemption will result in a meaningful reduction in such U.S. holder’s proportionate interest will depend on the particular facts and circumstances applicable to it. The IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority stockholder in a publicly held corporation who exercises no control over corporate affairs may constitute such a “meaningful reduction.”

If none of the above tests is satisfied, a redemption will be treated as a distribution with respect to the Class A Common Stock.

Gain or Loss on Redemption Treated as a Sale of Class A Common Stock.    If the redemption qualifies as a sale of Class A Common Stock, a U.S. holder will generally recognize capital gain or loss in an amount equal to the difference between the amount realized in the redemption and the U.S. holder’s adjusted tax basis in its disposed of Class A Common Stock. The amount realized is the sum of the amount of cash and the fair market value of any property received and a U.S. holder’s adjusted tax basis in its Class A Common Stock will generally equal the U.S. holder’s acquisition cost.

Any such capital gain or loss will generally be long-term capital gain or loss if the U.S. holder’s holding period for the Class A Common Stock so disposed of exceeds one year. It is unclear, however, whether the redemption rights with respect to the Class A Common Stock may suspend the running of the applicable holding period for this purpose. Long-term capital gains recognized by non-corporate U.S. holders will be eligible to be taxed at reduced rates. The deductibility of capital losses is subject to limitations.

Taxation of Redemption Treated as a Distribution.    If the redemption does not qualify as a sale of Class A Common Stock, a U.S. holder will generally be treated as receiving a distribution. Such distribution will generally be treated as a dividend for U.S. federal income tax purposes to the extent the distribution is paid out of the Company’s current or accumulated earnings and profits (as determined under U.S. federal income tax principles). Distributions in excess of any such earnings and profits will generally be applied against and reduce the U.S. holder’s basis in its other Class A Common Stock (but not below zero) and, to the extent in excess of such basis, will be treated as capital gain realized on the sale or other disposition of the Class A Common Stock as described under “Gain or Loss on Redemption Treated as a Sale of Class A Common Stock” above. After the application of those rules, any remaining tax basis of the U.S. holder in the Class A Common Stock redeemed will generally be added to the U.S. holder’s adjusted tax basis in its remaining Class A Common Stock, or, if it has none, to the U.S. holder’s adjusted tax basis in its warrants or possibly in other Class A Common Stock constructively owned by such U.S. holder.

THE SPECIAL MEETING

We are furnishing this Proxy Statement to our stockholders as part of the solicitation of proxies by our Board for use at the Special Meeting, and at any adjournment or postponement thereof. This Proxy Statement is first being furnished to our stockholders on or about September 5, 2025. This proxy statement provides you with information you need to know to be able to vote or instruct your vote to be cast at the Special Meeting.

Date, Time and Place.

The Special Meeting will be held on September 15, 2025, at 10:00 a.m., Eastern Time, conducted via live webcast at the following address: https://meetings.lumiconnect.com/200-778-366-113 (password: irrx2025). You will need the 16-digit meeting control number that is printed on your proxy card to enter the Special Meeting. The Company recommends that you log in at least 15 minutes before the Special Meeting to ensure you are logged in when the Special Meeting starts. Please note that you will not be able to attend the Special Meeting in person.

Purpose of the Special Meeting.

At the Special Meeting, the Company will ask the stockholders to vote in favor of the following proposals:

•        Proposal No. 1 — The Extension Amendment Proposal — a proposal to approve the adoption of the Extension Amendment and the Extension; and

•        Proposal No. 2 — The Adjournment Proposal — a proposal to adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, there are not sufficient votes to approve the Extension Amendment Proposal.

Record Date and Voting

You will be entitled to vote or direct votes to be cast at the Special Meeting if you owned shares of Class A Common Stock at the close of business on August 26, 2025, which is the Record Date for the Special Meeting. You are entitled to one vote for each share of Class A Common Stock that you owned as of the close of business on the Record Date. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker, bank, or other nominee to ensure that votes related to the shares you beneficially own are properly counted. On the Record Date, there were 5,792,100 shares of Class A Common Stock outstanding, of which 4,234,840 shares of Class A Common Stock are held by our Sponsor.

Our Sponsors, officers and directors intend to vote all of their shares of Class A Common Stock, and any Public Shares acquired by them in favor of the Extension Amendment Proposal. The Company’s issued and outstanding warrants do not have voting rights at the Special Meeting.

Voting Your Shares

Each share of Class A Common Stock that you own in your name entitles you to one vote on each of the proposals for the Special Meeting. Your one or more proxy cards show the number of shares of Common Stock that you own.

If you are a holder of record, there are three ways to vote your shares of Common Stock at the Special Meeting — by internet, mail or in-person online at the Special Meeting:

•        You can vote via the Internet by visiting www.voteproxy.com and following the on-screen instructions. Have your proxy card available when you access the web page. Votes via the Internet must be received by 11:59 PM Eastern Time on September 14, 2025.

•        You can vote by completing, signing, and returning the enclosed proxy card in the postage-paid envelope provided. If you vote by proxy card, your “proxy,” whose name is listed on the proxy card, will vote your shares as you instruct on the proxy card. If you sign and return the proxy card but do not give instructions on how to vote your shares, your shares of Common Stock will be voted as recommended by the Board. With respect to proposals for the Special Meeting, that means: “FOR” the Extension Amendment Proposal and “FOR” the Adjournment Proposal.

•        You can attend the Special Meeting and vote in person online by visiting https://meetings.lumiconnect.com/200-778-366-113 (password: irrx2025). You will need the 16-digit meeting control number that is printed on your proxy card to enter and vote at the Special Meeting.

If you hold your shares in “street name” through a bank, broker, or other nominee, you will need to follow the instructions provided to you by your bank, broker, or other nominee to ensure that your shares are represented and voted at the Special Meeting.

Who Can Answer Your Questions About Voting Your Shares

If you have any questions about how to vote or direct a vote in respect of your shares of common stock, you may call Laurel Hill Advisory Group, our proxy solicitor, at (855) 414-2266 (toll free) or banks and brokers can call collect at (516) 933-3100.

Quorum and Vote Required for the Proposals

A quorum of our stockholders is necessary to hold a valid meeting. A quorum will be present at the Special Meeting if a majority of the Common Stock outstanding and entitled to vote at the Special Meeting is represented in person online or by proxy. Abstentions will count as present for the purpose of establishing a quorum. Broker non-votes will not be counted for the purpose of determining the existence of a quorum.

The approval of the Extension Amendment Proposal requires the affirmative vote (in person online or by proxy) of the holders of 65% of all then outstanding shares of Common Stock entitled to vote thereon at the Special Meeting. Accordingly, a stockholder’s failure to vote by proxy or to vote in person online at the Special Meeting, an abstention from voting, or a broker non-vote will have the same effect as a vote against these proposals.

The approval of the Adjournment Proposal requires the affirmative vote (in person online or by proxy) of the holders of a majority of the shares of Common Stock entitled to vote and actually cast thereon at the Special Meeting. Accordingly, a stockholder’s failure to vote by proxy or to vote in person online at the Special Meeting, an abstention from voting, or a broker non-vote will have no effect on the outcome of any vote on these proposals.

If the Extension Amendment Proposal is not approved and we do not consummate an Initial Business Combination by September 15, 2025 in accordance with our Charter, we will: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the shares of Class A Common Stock in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay its taxes (less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding Public Shares, which redemption will completely extinguish rights of the Public Stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, our Sponsor, anchor investors that participated in the IPO Anchor Investors or any other holder of our Class A Common Stock which was converted from shares of our Class B Common Stock, will not receive any monies held in the Trust Account as a result of their ownership of the Class A Common Stock.

The approval of the Extension Amendment Proposal is essential to the implementation of our Board’s plan to extend the date by which we must consummate our Initial Business Combination.

In addition, our Sponsor, directors, officers, advisors, or any of their affiliates may purchase Public Shares in privately negotiated transactions or in the open market either prior to or following the Special Meeting. None of our Sponsor, directors, officers, advisors, or their affiliates will make any such purchases when such parties are in possession of any material non-public information not disclosed to the seller or during a restricted period under Regulation M under the Exchange Act. If our Sponsor, directors, officers, advisors, or their affiliates engage in such transactions and disclose material nonpublic information to such sellers, they would expect to enter into non-disclosure agreements with such sellers that prohibits the further dissemination of any disclosed material nonpublic information.

Although none of the Sponsor, directors, officers, advisors, or their affiliates currently anticipate paying any premium purchase price for such Public Shares, in the event such parties do, the payment of a premium may not be in the best interest of those stockholders not receiving any such additional consideration. There is no limit on the number of shares that could be acquired by our Sponsor, directors, officers, advisors or their affiliates, or the price such parties may pay.

Although our Sponsor, directors, officers, advisors and their affiliates have no current commitments, plans or intentions to engage in such transactions and have not formulated any terms or conditions for any such transactions, if those current commitments, plans or intentions change, and such transactions are effected, the consequence could be to cause the Extension Amendment Proposal and the Adjournment Proposal to be approved in circumstances where such approval could not otherwise be obtained. Purchases of shares by the persons described above would allow them to exert more influence over the approval of the Extension Amendment Proposal and the Adjournment Proposal and other proposals and would likely increase the chances that such proposals would be approved. If the market does not view the Extension Amendment Proposal and the Adjournment Proposal positively, purchases of Public Shares may have the effect of counteracting the market’s view, which would otherwise be reflected in a decline in the market price of the Company’s securities. In addition, the termination of the support provided by these purchases may materially adversely affect the market price of the Company’s securities.

As of the date of this Proxy Statement, no agreements with respect to the private purchase of Public Shares by the Company or the persons described above have been entered into with any such investor or holder. The Company will file a Current Report on Form 8-K with the SEC to disclose private arrangements entered into or significant private purchases made by any of the aforementioned persons that would affect the vote on the Extension Amendment Proposal and the Adjournment Proposal.

Abstentions and Broker Non-Votes

Under the rules of various national and regional securities exchanges, your broker, bank, or nominee cannot vote your shares with respect to non-discretionary matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank, or nominee. The Company believes the proposals presented to its stockholders will be considered non-discretionary and therefore your broker, bank or nominee cannot vote your shares without your instruction. If you do not provide instructions with your proxy, your bank, broker, or other nominee may deliver a proxy card expressly indicating that it is NOT voting your shares; this indication that a bank, broker, or nominee is not voting your shares is referred to as a “broker non-vote.”

Abstentions will be counted for purposes of determining the presence of a quorum at the Special Meeting, but broker non-votes will not. For purposes of approval, an abstention or failure to vote will have the same effect as a vote against the Extension Amendment Proposal and will have no effect on the Adjournment Proposal.

Revoking Your Proxy

If you give a proxy, you may revoke it at any time before the Special Meeting or at such meeting by doing any one of the following:

•        you may send another signed proxy card with a later date, to Mark A. Michel, the Company’s Chief Executive Officer, at 400 W. Morse Boulevard, Suite 220 Winter Park, FL 32789, before the Special Meeting, indicating that you have revoked your proxy;

•        you may send a notice of revocation to Mark A. Michel, the Company’s Chief Executive Officer, at 400 W. Morse Boulevard, Suite 220 Winter Park, FL 32789, before the Special Meeting, indicating that you have revoked your proxy; or

•        you may attend the Special Meeting, revoke your proxy and vote in person online, as indicated above.

Appraisal or Dissenters’ Rights

No appraisal or dissenters’ rights are available to holders of shares of Common Stock or warrants in connection with the Extension Amendment Proposal or the Adjournment Proposal.

Solicitation of Proxies

The Company will pay the cost of soliciting proxies for the Special Meeting. The Company has engaged Laurel Hill to assist in the solicitation of proxies for the Special Meeting. The Company has agreed to pay Laurel Hill a fee of up to $8,500, plus Laurel Hill’s out-of-pocket expenses. The Company will reimburse Laurel Hill for reasonable out-of-pocket expenses and will indemnify Laurel Hill and its affiliates against certain claims, liabilities, losses, damages, and expenses. The Company will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of shares of the Public Shares for their expenses in forwarding soliciting materials to beneficial owners of Public Shares and in obtaining voting instructions from those owners. The Company’s directors, officers and employees may also solicit proxies by telephone, by facsimile, by mail, on the Internet or in person. They will not be paid any additional amounts for soliciting proxies.

Stock Ownership

As of the Record Date, our Sponsor, officers, and directors beneficially own an aggregate of approximately 73.32% of the outstanding shares of Common Stock. Our Sponsor, officers and directors intend to vote all of their shares of Class A Common Stock, and any Public Shares acquired by them in favor of the Extension Amendment Proposal and the Adjournment Proposal.

As of the Record Date, the anchor investors beneficially own an aggregate of 1,515,160 shares of Class A Common Stock, which represents approximately 26.23% of the outstanding common stock (excluding any Public Shares that are held by the anchor investors).

Interests of our Sponsor, Directors and Officers

When you consider the recommendation of our Board, you should keep in mind that our Sponsor, directors, and officers have interests that may be different from, or in addition to, your interests as a stockholder. These interests include, among other things, the interests listed below:

•        the beneficial ownership of (i) the Sponsor and certain of the Company’s directors and officers of an aggregate of 4,234,840 shares of Class A Common Stock and 9,400,000 private placement warrants and (ii) the anchor investors of an aggregate of 1,515,160 shares of Class A Common Stock, which shares and warrants would become worthless if the Company does not complete an Initial Business Combination by September 15, 2025, which is 46 months from the closing of our IPO, or by the Deadline Date if the Extension Amendment Proposal is approved by the requisite number of votes (or, if such date is further extended at a duly called Special Meeting, such later Deadline Date), as our Sponsor, officers and directors and anchor investors have waived any redemption right with respect to these shares. The Sponsor paid an aggregate of $25,000 for its Class A Common Stock, and $9,400,000 for its private placement warrants, and such shares and warrants have an aggregate market value of approximately $71,992,280 and $5,170,000, respectively, based on the Closing Price of Class A Common Stock of approximately $17.00 on the OTC Markets on September 5, 2025, and of the Closing Price of Warrants of approximately $0.20 on the OTC Markets on September 5, 2025. The Sponsor is the record holder of the shares reported herein. DHIP NRI Management Partners, LLC is the managing member of the Sponsor and holds voting and dispositive power with respect to the shares of Common Stock held of record by Sponsor. The members of DHIP NRI Management Partners LLC, composed of members Mark Michel, Henry N. Didier, Jr. and Timothy Fisher, each share decision-making power with respect to the actions of the entity. None of the members of DHIP NRI Management Partners LLC exercise voting or dispositive power with respect to the shares held by our Sponsor alone or are deemed to have beneficial ownership of such shares;

•        the fact that our directors and executive officers may continue to be directors and officers of any combined company after the consummation of an Initial Business Combination, including through the date of the Special Meeting to vote on an Initial Business Combination. As such, in the future they will receive any cash fees, stock options or stock awards that a post-business combination Board determines to pay to its directors and officers if they continue as directors and officers following such Initial Business Combination;

•        the fact that our Sponsor, officers and directors have agreed not to redeem any of their shares in connection with a stockholder vote to approve an Initial Business Combination or in connection with a stockholder vote to approve the Extension Amendment Proposal;

•        the fact that, commencing on November 16, 2021, we agreed to pay our Sponsor a total of $10,000 per month for office space, utilities, and secretarial and administrative support. Upon completion of our Initial Business Combination or our liquidation, we will cease paying these monthly fees. If the Extension Amendment Proposal is approved, we may continue to pay Sponsor the $10,000 per month for a longer period than we would otherwise be required to pay;

•        the fact that our Sponsor, officers, and directors will be reimbursed for out-of-pocket expenses incurred in connection with activities on our behalf, such as identifying potential target businesses and performing due diligence on suitable business combinations;

•        the fact that the Sponsor and its affiliates have made outstanding loans to the Company for prior extensions of the Deadline Date in the aggregate amount of approximately $6.06 million as of September 5, 2025, which amount the Sponsor will lose to the extent that the Company is unable to repay such loans if the amount of such loans exceeds the amount of available proceeds not deposited in the Trust Account if an Initial Business Combination is not completed; and

•        the fact that our Sponsor, officers, and directors will lose their entire investment in the Company if our Initial Business Combination is not completed.

The Board’s Reasons for the Extension Amendment Proposal and Its Recommendation

As discussed below, after careful consideration of all relevant factors, our Board has determined that the Extension Amendment is in the best interests of the Company and its stockholders. Our Board has approved and declared advisable adoption of the Extension Amendment Proposal, and recommends that you vote “FOR” such proposal.

Our Charter provides that we have until September 15, 2025 to complete the Tar Sands Business Combination or any Initial Business Combination, under their respective terms. Our Charter provides that if our stockholders approve an amendment to our Charter that would affect the substance or timing of our obligation to redeem all of our Public Shares if we do not complete an Initial Business Combination before September 15, 2025, we will provide our Public Stockholders with the opportunity to redeem all or a portion of their Common Stock upon such approval at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to us to pay our taxes, divided by the number of then outstanding Public Shares.

The Company believes that given the Company’s expenditure of time, effort and money on searching for potential business combination opportunities, and stockholders’ approval of the Tar Sands Business Combination on June 30, 2025, circumstances warrant providing the Company the opportunity to consummate the Business Combination. Therefore, we believe that it is in the best interests of our stockholders to extend the date that we have to consummate an Initial Business Combination to the Deadline Date in order to allow the Company to potentially consummate the Tar Sands Business Combination.

After careful consideration of all relevant factors, our Board determined that the Extension Amendment is in the best interests of the Company and its stockholders.

Recommendation of the Board

Our Board unanimously recommends that our stockholders vote “FOR” the approval of the Extension Amendment Proposal and if presented, “FOR” the approval of the Adjournment Proposal.

THE EXTENSION AMENDMENT PROPOSAL

Overview

We are proposing to amend our Charter to extend the date by which we have to consummate the Tar Sands business Combination or other Initial Business Combination to the Deadline Date.

The approval of the Extension Amendment Proposal is essential to the implementation of our Board’s plan to extend the date by which we must consummate the Tar Sands Business Combination.

On August 12, 2024, the Company entered into the Merger Agreement, by and among the Company, Holdings, Lower Holdings, SPAC Merger Sub, Tar Sands Merger Sub, Tar Sands and the Tar Sands Member Representative. Pursuant to the Merger Agreement, subject to the satisfaction or waiver of certain conditions set forth therein, (1) SPAC Merger Sub will merge with and into the Company, with the Company continuing as the surviving entity and a wholly owned subsidiary of Holdings and with the security holders of the Company receiving substantially equivalent securities of Holdings and (2) Tar Sands Merger Sub will merge with and into Tar Sands, with Tar Sands continuing as the surviving entity and a wholly owned subsidiary of Lower Holdings and with the members of Tar Sands receiving cash. The Board unanimously approved the Merger Agreement and the Mergers and resolved to recommend the approval and adoption of the Merger Agreement and the Tar Sands Business Combination by the stockholders of the Company. Pursuant to the Merger Agreement, and upon the closing of the transactions contemplated therein, among other things, Holdings will become the publicly traded holding company for Tar Sands and the Company.

Our Board believes that the additional Extension is necessary in order to be able to consummate the Tar Sands Business Combination. Our Board currently believes that there is not sufficient time before September 15, 2025 to prepare appropriate documentation in connection with the Tar Sands Business Combination and consummate the closing of the Tar Sands Business Combination. Completion of the Tar Sands Business Combination is subject to, among other matters, satisfaction of the conditions of the Merger Agreement. Accordingly, our Board believes that in order for us to be able to potentially consummate the Tar Sands Business Combination, we need to obtain the Extension.

If the Extension Amendment Proposal is not approved and we have not consummated the Tar Sands Business Combination or any other Initial Business Combination by September 15, 2025, we will: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the shares of Class A Common Stock in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay its taxes (less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding Public Shares, which redemption will completely extinguish rights of the Public Stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, our Sponsor, anchor investors that participated in the IPO Anchor Investors or any other holder of our Class A Common Stock which was converted from shares of our Class B Common Stock, will not receive any monies held in the Trust Account as a result of their ownership of the Class A Common Stock.

The purpose of the Extension Amendment is to allow us more time to complete an Initial Business Combination. The Charter originally provided that we had until November 15, 2022 to complete our Initial Business Combination. On February 8, 2023, we held a special meeting of our stockholders, and on February 10, 2023, we filed a Current Report on Form 8-K with the SEC announcing that our stockholders had approved an extension of the date by which we are required to complete our Initial Business Combination for an additional period of one month from February 15, 2023 to March 15, 2023, and to allow us to further extend such period on a monthly basis up through August 15, 2023 pursuant to the terms of our amended and restated certificate of incorporation, dated as of November 11, 2021. On August 8, 2023, we held an annual meeting of our stockholders, and on August 11, 2023, we filed a Current Report on Form 8-K with the SEC announcing that our stockholders had approved a further extension of the date by which we are required to complete our Initial Business Combination for an additional period of one month from August 15, 2023 to September 15, 2023, and to allow us to further extend such period on a monthly basis up through February 15,

2024 pursuant to the terms of our Charter. On February 8, 2024, we held an annual meeting of our stockholders, and on February 14, 2024, we filed a Current Report on Form 8-K with the SEC announcing that our stockholders had approved a further extension of the date by which we are required to complete our Initial Business Combination for an additional period of one month, from February 15, 2024 to March 15, 2024, and to allow us to further extend such period on a monthly basis up through November 15, 2024 pursuant to the terms of our Charter. On November 12, 2024, we held a special meeting of our stockholders, and on November 13, 2024, we filed a Current Report on Form 8-K with the SEC announcing that our stockholders had approved a further extension of the date by which we are required to complete an Initial Business Combination for an additional period of one month, from November 15, 2024 to December 15, 2024, and to allow us to further extend such period on a monthly basis up to May 15, 2025 pursuant to the terms of our Charter. On May 13, 2025, we held a special meeting of our stockholders, and on May 19, 2025, we filed a Current Report on Form 8-K with the SEC announcing that our stockholders had approved a further extension of the date by which we are required to complete an Initial Business Combination for an additional period of one month, from May 15, 2025 to June 15, 2025, and to allow us to further extend such period on a monthly basis up to July 15, 2025 pursuant to the terms of our Charter. On July 15, 2025, we held a special meeting of our stockholders, and on July 15, 2025, we filed a Current Report on Form 8-K with the SEC announcing that our stockholders had approved a further extension of the date by which we are required to complete an Initial Business Combination for an additional period of one month, from July 15, 2025 to August 15, 2025, and to allow us to further extend such period on a monthly basis up to September 15, 2025 pursuant to the terms of our Charter. The purpose of these extensions was to extend the time for us to consummate an Initial Business Combination. As of the date of the accompanying Proxy Statement, we have extended the time by which to complete an Initial Business Combination until September 15, 2025.

If the Extension Amendment Proposal is approved, the Company or the Lender may deposit into the Trust Account of $1.00 on or prior to September 15, 2025 for the extension from September 15, 2025 to December 31, 2025, in exchange for a non-interest bearing, unsecured promissory note issued by the Company to the Lender. If the Company completes an Initial Business Combination, it will be obligated to repay the amounts loaned under the promissory note. If the Company does not complete an Initial Business Combination by the applicable final Deadline Date, such promissory note will be repaid only from funds held outside of the Trust Account or will be forfeited, eliminated or otherwise forgiven.

If the Extension Amendment Proposal is approved, the Company will (i) remove from the Trust Account an amount equal to the pro rata portion of funds available in the Trust Account relating to the redeemed Public Shares and (ii) deliver to the holders of such redeemed Public Shares their pro rata portion of the Withdrawal Amount. The remainder of such funds shall remain in the Trust Account and be available for use by the Company to complete an Initial Business Combination on or before the Deadline Date. Holders of Public Shares who do not redeem their Public Shares now will retain their redemption rights and their ability to vote on an Initial Business Combination through the Deadline Date if the Extension Amendment Proposal is approved and the Extension is implemented.

The funds in the Trust Account have, since our IPO, been held only in U.S. government treasury obligations with a maturity of 185 days or less or in money market funds investing solely in U.S. government treasury obligations and meeting certain conditions under Rule 2a-7 under the Investment Company Act. However, to mitigate the risk of us being deemed to be an unregistered investment company (including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act) and thus subject to regulation under the Investment Company Act, we have from time to time assessed, and plan to continue to assess, the relevant risks and it is possible that to mitigate the risk of the Company being deemed to have been operating as an unregistered investment company (including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act), the Company may instruct the trustee with respect to the Trust Account to liquidate the U.S. government treasury obligations and money market funds held in the Trust Account and to hold all funds in the Trust Account in cash until the earlier of consummation of the Company’s Initial Business Combination or liquidation. Following such liquidation, we would likely receive minimal interest, if any, on the funds held in the Trust Account. However, interest previously earned on the funds held in the Trust Account still may be released to us to pay our taxes, if any. As a result, any decision to liquidate the investments held in the Trust Account and thereafter to hold all funds in the Trust Account in cash items would reduce the dollar amount our Public Stockholders would receive upon any redemption or liquidation of the Company.

In addition, we may be deemed to be an investment company. The longer that the funds in the Trust Account are held in short-term U.S. government treasury obligations or in money market funds invested exclusively in such securities, the greater the risk that we may be considered an unregistered investment company, in which case we may be required to liquidate the Company. Accordingly, we may determine, in our discretion, to liquidate the securities held in the Trust Account at any time, even prior to the Special Meeting, and instead hold all funds in the Trust Account in as cash items which would further reduce the dollar amount our Public Stockholders would receive upon any redemption or liquidation of the Company. Were we to liquidate, our warrants would expire worthless, and our securityholders would lose the investment opportunity associated with an investment in the combined company, including any potential price appreciation of our securities. See the section entitled “Potential Application of Investment Company Act.”

A copy of the proposed amendment to the Charter of the Company is attached to this Proxy Statement in Annex A.

If the Extension Amendment Proposal is Approved

Upon approval of the Extension Amendment Proposal by the requisite number of votes, the amendments to our Charter set forth in Annex A hereto will become effective. We will remain a reporting company under the Exchange Act, and our units, Public Shares and warrants will remain publicly traded.

If the Extension Amendment Proposal is approved and the Extension is implemented, the removal of the Withdrawal Amount from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the Election. We cannot predict the amount that will remain in the Trust Account if the Extension Amendment Proposal is approved and the amount remaining in the Trust Account may be only a small fraction of the approximately $670,808 that was in the Trust Account as of September 5, 2025, which includes approximately $223,624 that will be paid out to stockholders who elected to redeem their Public Shares in connection with our special meeting of stockholders on June 30, 2025. In such event, we may need to obtain additional funds to complete an Initial Business Combination, and there can be no assurance that such funds will be available on terms acceptable or at all.

If the Extension Amendment Proposal is approved, the Lender may deposit into the Trust Account $1.00 on or prior to September 15, 2025 for the extension from September 15, 2025 to December 31, 2025, in exchange for a non-interest bearing, unsecured promissory note issued by the Company to the Lender. If the Company completes an Initial Business Combination, it will be obligated to repay the amounts loaned under the promissory note. If the Company does not complete an Initial Business Combination by the applicable final Deadline Date, such promissory note will be repaid only from funds held outside of the Trust Account or will be forfeited, eliminated or otherwise forgiven.

If the Extension Amendment Proposal is approved but we do not complete our Initial Business Combination by the Deadline Date (or, if such date is further extended at a duly called special meeting, such later date), we will: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the shares of Class A Common Stock in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay its taxes (less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding Public Shares, which redemption will completely extinguish rights of the Public Stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, our Sponsor, anchor investors that participated in the IPO Anchor Investors or any other holder of our Class A Common Stock which was converted from shares of our Class B Common Stock, will not receive any monies held in the Trust Account as a result of their ownership of the Class A Common Stock.

Redemption Rights

If the Extension Amendment is implemented, each Public Stockholder may seek to redeem such stockholder’s Public Shares for its pro rata portion of the funds available in the Trust Account. If the Extension is implemented and you do not elect to redeem all your Class A Common Stock, you will retain the right to vote on any future business combination that is proposed to the stockholders of the Company at a future date, in the event the currently approved Tar Sands Business Combination is not consummated, when and if it is submitted to stockholders (provided that you are a stockholder on the applicable record date) and the right to redeem your remaining shares of Class A Common Stock for cash in the event another business combination is approved and completed or in the event we have not consummated any business combination by the Deadline Date, as extended. There is no guarantee that we will be able to complete a business combination before the Deadline Date, as extended.

In order to exercise your redemption rights, you must, prior to 5:00 p.m., Eastern Time, on September 11, 2025 (two business days before the Special Meeting), both:

•        submit a request in writing that the Company redeem your Public Shares for cash to Equiniti Trust Company, LLC (f/k/a American Stock Transfer & Trust Company, LLC), the Company’s transfer agent, at the following address:

Equiniti Trust Company, LLC
55 Challenger Road
Ridgefield Park, NJ 07660
Email: SPACSUPPORT@equiniti.com

and

•        deliver your Public Shares either physically or electronically through DTC to the Company’s transfer agent. Stockholders seeking to exercise their redemption rights and opting to deliver physical certificates should allot sufficient time to obtain physical certificates from the transfer agent. It is the Company’s understanding that stockholders should generally allot at least one week to obtain physical certificates from the transfer agent. However, the Company does not have any control over this process and it may take longer than one week. Stockholders who hold their shares in street name will have to coordinate with their bank, broker, or other nominee to have the shares certificated or delivered electronically. If you do not submit a written request and deliver your Public Shares as described above, your shares will not be redeemed.

If the Extension Amendment Proposal is approved, the Company will (i) remove from the Trust Account an amount equal to the pro rata portion of funds available in the Trust Account relating to the redeemed Public Shares and (ii) deliver to the holders of such redeemed Public Shares their pro rata portion of the Withdrawal Amount. The remainder of such funds shall remain in the Trust Account and be available for use by the Company to complete an Initial Business Combination on or before the Deadline Date. If the Extension is implemented and you do not elect to redeem all your Class A Common Stock, you will retain the right to vote on any future business combination that is proposed to the stockholders of the Company at a future date, in the event the currently approved Tar Sands Business Combination is not consummated, when and if it is submitted to stockholders (provided that you are a stockholder on the applicable record date) and the right to redeem your remaining shares of Class A Common Stock for cash in the event another business combination is approved and completed or in the event we have not consummated any business combination by the Deadline Date, as extended. There is no guarantee that we will be able to complete a business combination before the Deadline Date, as extended.

While we may utilize funds from the Trust Account to pay any potential income or franchise taxes, we will not utilize any funds from our Trust Account to pay any potential excise taxes that may become due upon a redemption of our Class A Common Stock, including in connection with a liquidation of the Company if we do not effect an Initial Business Combination prior to the Deadline Date. To the extent there are insufficient funds in our working capital to fund the payment of any potential excise taxes that may become due upon a redemption of Public Shares in connection with a liquidation of the Company if we do not effect an Initial Business Combination prior to the Deadline Date, our Sponsor has agreed to contribute to us (which may be by working capital loan) funds necessary to make any such potential excise tax payment without using proceeds (including interest income) from the Trust Account.

Any demand for redemption, once made, may be withdrawn at any time until the deadline for exercising redemption requests and thereafter, with the Company’s consent, until the vote is taken with respect to the Extension Amendment Proposal. If you delivered your shares for redemption to the Company’s transfer agent and decide within the required timeframe not to exercise your redemption rights, you may request that the Company’s transfer agent return the shares (physically or electronically). You may make such request by contacting the Company’s transfer agent at the phone number or address listed above.

Each redemption of Public Shares by the Public Stockholders will decrease the amount in the Trust Account.

Prior to exercising redemption rights, stockholders should verify the market price of their Public Shares as they may receive higher proceeds from the sale of their Public Shares in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. The Company cannot assure you that you will be able to sell your Public Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in the Public Shares when you wish to sell your shares.

If you exercise your redemption rights, your Public Shares will cease to be outstanding immediately prior to the Extension and will only represent the right to receive a pro rata share of the aggregate amount on deposit in the Trust Account, including any amounts representing interest earned on the Trust Account, less taxes payable. You will no longer own those shares. You will be entitled to receive cash for these shares only if you properly demand redemption.

If the Extension Amendment Proposal is not approved and the Company does not consummate the Tar Sands Business Combination by September 15, 2025, the Company will be required to dissolve and liquidate and the warrants will expire worthless.

Holders of outstanding units must separate the underlying Public Shares and public warrants prior to exercising redemption rights with respect to the Public Shares.

If you hold units registered in your own name, you must deliver the certificate for such units to Equiniti Trust Company, LLC (f/k/a American Stock Transfer & Trust Company, LLC) with written instructions to separate such units into Public Shares and warrants. This must be completed far enough in advance to permit the mailing of the Public Share certificates back to you so that you may then exercise your redemption rights upon the separation of the Public Share from the units.

There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC System. The transfer agent will typically charge the tendering broker a fee of approximately $80.00 and it would be up to the broker whether or not to pass this cost on to the redeeming holder. However, this fee would be incurred regardless of whether or not we require holders seeking to exercise redemption rights to tender their shares. The need to deliver shares is a requirement of exercising redemption rights regardless of the timing of when such delivery must be effectuated.

Vote Required for Approval

The approval of the Extension Amendment Proposal requires the affirmative vote (in person online or by proxy) of the holders of 65% of all then outstanding shares of Common Stock entitled to vote thereon at the Special Meeting. Accordingly, a stockholder’s failure to vote by proxy or to vote in person online at the Special Meeting, an abstention from voting, or a broker non-vote will have the same effect as a vote against these proposals.

Recommendation of the Board

THE COMPANY’S BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE EXTENSION AMENDMENT PROPOSAL.

THE ADJOURNMENT PROPOSAL

Overview

The Adjournment Proposal, if adopted, will allow our Board to adjourn the Special Meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our stockholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal. In no event will our Board adjourn the Special Meeting beyond September 15, 2025.

If the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by the Company’s stockholders, the Board may not be able to adjourn the Special Meeting to a later date in the event that, based on the tabulated votes, there are not sufficient votes at the time of the Special Meeting to approve the Extension Amendment Proposal. If the Extension Amendment Proposal is not approved, without the approval of the Adjournment Proposal, we will not have the opportunity to consummate the Tar Sands Business Combination.

Vote Required for Approval

Adoption of the Adjournment Proposal is not conditioned upon the adoption of any of the other proposal.

The Adjournment Proposal will be approved and adopted if the holders of a majority of the shares of Common Stock represented (in person online or by proxy) and voted thereon at the Special Meeting vote “FOR” the Adjournment Proposal. Failure to vote by proxy or to vote in person online at the Special Meeting or an abstention from voting will have no effect on the outcome of the vote on the Adjournment Proposal.

Recommendation of the Board

THE COMPANY’S BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE ADJOURNMENT PROPOSAL.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information regarding the beneficial ownership of our Common Stock as of August 26, 2025, the Record Date of the Special Meeting, based on information obtained from the persons named below, with respect to the beneficial ownership of shares of the Common Stock, by:

•        each person known by us to be the beneficial owner of more than 5% of our Common Stock;

•        each of our executive officers and directors; and

•        all our executive officers and directors as a group.

At any time prior to the Special Meeting, during a period when they are not then aware of any material nonpublic information regarding the Company or its securities, the Sponsor, the Company’s directors, and officers and/or their affiliates may enter into a written plan to purchase the Company’s securities pursuant to Rule 10b5-1 of the Exchange Act, and may engage in other public market purchases, as well as private purchases, of securities.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she, or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days.

As of the Record Date, there were a total of 5,792,100 shares of Common Stock outstanding. Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all Common Stock beneficially owned by them.

Class A Common Stock
Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned	Approximate Percentage of Class
Directors and executive officers
Mark A. Michel(1)	4,234,840	73.32%
Timothy J. Fisher(1)	—	—
Jason C. Reeves(1)(4)	—	—
Ronald C. Copley(1)(4)	—	—
Brian M. Feldott(1)(4)	—	—
All directors and executive officers as a group (5 individuals)	—	—

5% or greater beneficial owners
DHIP Natural Resources Investments, LLC(1)(3)	4,234,840	73.32%

____________

(1)      Unless otherwise noted, the business address of each of the identified entities or individuals is c/o Integrated Rail and Resources Acquisition Corp., 400 W. Morse Boulevard, Suite 220, Winter Park, FL 32789.

(2)      Interests shown consist solely of shares of Class A common stock.

(3)      DHIP Natural Resources Investments, LLC, our Sponsor, is the record holder of such shares. DHIP NRI Management Partners LLC is the managing member of our Sponsor and holds investment and voting control over the shares held by our Sponsor. The members of DHIP NRI Management Partners LLC, composed of members Mark Michel, Henry N. Didier, Jr. and Timothy Fisher, each share decision-making power with respect to the actions of the entity. None of the members of DHIP NRI Management Partners LLC exercise voting or dispositive power with respect to the shares held by our Sponsor alone or are deemed to have beneficial ownership of such shares.

(4)      Each of these individuals holds an indirect interest in our Sponsor.

SUBMISSION OF STOCKHOLDER PROPOSALS

Our Board is aware of no other matter that may be brought before the Special Meeting. Under Delaware law, only business that is specified in the notice of Special Meeting to stockholders may be transacted at the Special Meeting.

FUTURE STOCKHOLDER PROPOSALS

Stockholder Communications

Stockholders and interested parties may communicate with our Board, any committee chairperson, or the non-management directors as a group by writing to the Board or committee chairperson in care of 400 W. Morse Boulevard, Suite 220, Winter Park, FL 32789.

Transfer Agent; Warrant Agent and Registrar

The registrar and transfer agent for the shares of Common Stock and the warrant agent for warrants is Equiniti Trust Company, LLC (f/k/a American Stock Transfer & Trust Company, LLC). The Company has agreed to indemnify Equiniti Trust Company, LLC in its roles as transfer agent and warrant agent against all liabilities, including judgments, costs and reasonable counsel fees that may arise out of acts performed or omitted for its activities in that capacity, except for any liability due to any gross negligence, willful misconduct or bad faith of the indemnified person or entity.

Delivery of Documents to Stockholders

Pursuant to the rules of the SEC, the Company, and servicers that it employs to deliver communications to its stockholders are permitted to deliver to two or more stockholders sharing the same address a single copy of this Proxy Statement. Upon written or oral request, we will deliver a separate copy of this Proxy Statement to any stockholder at a shared address to which a single copy of this Proxy Statement was delivered and who wishes to receive separate copies in the future. Stockholders receiving multiple copies of this Proxy Statement may likewise request delivery of single copies of proxy statements in the future. Stockholders may notify us of their requests by calling or writing at our principal executive offices at (321) 972-1583 and 400 W. Morse Boulevard, Suite 220, Winter Park, FL 32789.

WHERE YOU CAN FIND MORE INFORMATION

We file reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read our SEC filings, including this Proxy Statement, over the Internet at the SEC’s website at https://www.sec.gov.

If you would like additional copies of this Proxy Statement or if you have questions about the proposals to be presented at the Special Meeting, you should contact the Company’s proxy solicitation agent at the following address, telephone number or email:

Laurel Hill Advisory Group
2 Robbins Lane, Suite 200
Jericho, NY 11753
Tel: (855) 414-2266 (toll-free) or
(516) 933-3100 (banks and brokers can call collect)
Email: IRRX@laurelhill.com

You may also obtain these documents by requesting them in writing from us by addressing such request to our Secretary at Integrated Rail and Resources Acquisition Corp., 400 W. Morse Boulevard, Suite 220, Winter Park, FL 32789.

All information contained in this Proxy Statement relating to the Company has been supplied by the Company. The Company has not authorized anyone to give any information or make any representation about the proposals or the Company that are different from, or in addition to, that which is contained in this Proxy Statement. Therefore, if anyone does give you information of this sort, you should not rely on it. The information contained in this Proxy Statement speaks only as of the date of this Proxy Statement unless the information specifically indicates that another date applies.

If you are a stockholder of the Company and would like to request documents, please do so by September 9, 2025, in order to receive them before the Special Meeting. If you request any documents from us, we will mail them to you by first class mail, or another equally prompt means.

ANNEX A

PROPOSED
EIGHTH AMENDMENT
TO THE
AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
INTEGRATED RAIL AND RESOURCES ACQUISITION CORP.

September [•], 2025

INTEGRATED RAIL AND RESOURCES ACQUISITION CORP. (the “Corporation”), a corporation organized and existing under the laws of the State of Delaware, does hereby certify as follows:

1.      The name of the Corporation is “Integrated Rail and Resources Acquisition Corp.”. The original certificate of incorporation of the Corporation was filed in the office of the Secretary of State of the State of Delaware (the “Secretary”) on March 12, 2021. An amended and restated Certificate of Incorporation was filed in the office of the Secretary on November 11, 2021, a Certificate of Amendment was filed in the office of the Secretary on February 9, 2023, a Second Certificate of Amendment was filed in the office of the Secretary on August 8, 2023, a Third Certificate of Amendment was filed in the office of the Secretary on February 12, 2024, a Fourth Certificate of Amendment was filed in the office of the Secretary on November 13, 2024, a Fifth Certificate of Amendment was filed in the office of the Secretary on November 15, 2024, a Sixth Certificate of Amendment was filed in the office of the Secretary on May 13, 2025, and a Seventh Certificate of Amendment was filed in the office of the Secretary on July 15, 2025 (as so amended, the “Amended and Restated Certificate of Incorporation”).

2.      This eighth amendment to the Amended and Restated Certificate of Incorporation (this “Eighth Amendment”) amends the Amended and Restated Certificate of Incorporation.

3.      This Eighth Amendment was duly adopted by the affirmative vote of the holders of at least 65% of the stock entitled to vote at a meeting of stockholders in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware (the “DGCL”).

4.      The text of Section 9.1(b) of Article IX is hereby amended by deleting the following words:

“by July 15, 2025 by depositing (or causing to be deposited) into the Trust Account the amount of $1.00 on or prior to July 15, 2025, which date the Company may extend to complete the initial Business Combination with an additional one-month extension (the “Extension Date”) to August 15, 2025 (or, if the Office of the Delaware Division of Corporations shall not be open for business (including filing of corporate documents) on such date, on the next date upon which the Office of the Delaware Division of Corporations shall be open for business), by resolution of the Board, if requested by the Sponsor, upon five days’ advance notice prior to the applicable Extension Date or a total of up to one month after August 15, 2025 (such date as extended, the “Deadline Date”), provided that the Company will deposit (or cause to be deposited) $1.00 into the Trust Account for the one month extension on or prior to the applicable Deadline Date,”

and replacing them with the words:

“by September 15, 2025 by depositing (or causing to be deposited) into the Trust Account the amount of $1.00 on or prior to September 15, 2025, which date the Company may extend to complete the initial Business Combination with an additional extension (the “Extension Date”) to December 31, 2025 (or, if the Office of the Delaware Division of Corporations shall not be open for business (including filing of corporate documents) on such date, on the next date upon which the Office of the Delaware Division of Corporations shall be open for business), by resolution of the Board, if requested by the Sponsor, upon five days’ advance notice prior to the Extension Date (such date as extended, the “Deadline Date”), provided that the Company will deposit (or cause to be deposited) $1.00 into the Trust Account for the extension on or prior to the applicable Deadline Date,”

Annex A-1

IN WITNESS WHEREOF, Integrated Rail and Resources Acquisition Corp. has caused this Eighth Amendment to the Amended and Restated Certificate of Incorporation to be duly executed in its name and on its behalf by an authorized officer as of this [•] day of September, 2025.

INTEGRATED RAIL AND RESOURCES
ACQUISITION CORP.

By:
Name: Mark A. Michel
Title: Chief Executive Officer and Chairman

Annex A-2

PROXY CARD
FOR THE SPECIAL MEETING OF THE STOCKHOLDERS OF
INTEGRATED RAIL AND RESOURCES ACQUISITION CORP.
SEPTEMBER 15, 2025, AT 10:00 A.M., EASTERN TIME
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Mark Michel and Tim Fisher, or either of them, as proxies, each with the power to appoint a substitute, and hereby authorized them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Class A Common Stock of Integrated Rail and Resources Acquisition Corp. that the undersigned is entitled to vote at the special meeting (the “Special Meeting”) of Integrated Rail and Resources Acquisition Corp. to be held on September 15, 2025, at 10:00 a.m., Eastern Time, and at any adjournment or postponement thereof. The Special Meeting will be held remotely via live webcast at https://meetings.lumiconnect.com/200-778-366-113 (password: irrx2025), where you will be able to participate in the Special Meeting online, vote shares electronically and submit your questions prior to and during the Special Meeting.

THIS PROXY, WHEN PROPERLY EXECUTED AND DELIVERED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO SUCH DIRECTION IS MADE, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS OF INTEGRATED RAIL AND RESOURCES ACQUISITION CORP.

(Continued and to be marked, dated and signed on reverse side)
~ PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. ~

INTEGRATED RAIL AND RESOURCES ACQUISITION CORP. – THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1 AND 2.	Please mark votes as x indicated in this example
	FOR	AGAINST	ABSTAIN

(1) The Extension Amendment Proposal — a proposal to amend the Company’s amended and restated certificate of incorporation, as amended (the “Charter”) pursuant to an eighth amendment to the Charter to extend the date (the “Extension”) by which the Company must (1) effectuate a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or other similar business combination with one or more businesses (an “Initial Business Combination”), (2) cease its operations except for the purpose of winding up if it fails to complete such Initial Business Combination, and (3) redeem 100% of the Company’s Class A common stock, par value $0.0001 per share, included as part of the units sold in the Company’s initial public offering that was consummated on November 16, 2021, from September 15, 2025 to December 31, 2025, by depositing (or causing to be deposited) into the Trust Account (defined below) $1.00 for such extension (the “Extension Payment”) on or prior to September 15, 2025.

	—	—	—
	FOR	AGAINST	ABSTAIN
(2) The Adjournment Proposal — a proposal to approve the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, there are not sufficient votes to approve the Extension Amendment Proposal.	—	—	—

Date: _____________________________

Signature: ____________________________

Signature (if held jointly): ____________________

When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

A vote to abstain will have the same effect as a vote against proposal 1 and no effect on proposal 2. The shares represented by this proxy, when properly executed and delivered, will be voted in the manner directed herein by the undersigned stockholder(s). If no direction is made, this proxy will be voted FOR each of proposals 1 and 2. If any other matters properly come before the meeting, the proxies will vote on such matters in their discretion.

PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE POSTAGE-PAID ENVELOPE PROVIDED WITH THIS PROXY